Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2021

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2021

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Obligations	16
Covenant Disclosure	17
Investment Summary
Acquisitions	19
Dispositions	20
Anchor Space Repositioning Summary	22
Outparcel Development Summary	24
Redevelopment Summary	26
Future Redevelopment Opportunities	28
Portfolio Summary
Portfolio Overview	30
Portfolio Composition	31
Merchandise Mix Composition	32
Top Forty Retailers Ranked by ABR	33
New & Renewal Lease Summary	34
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	35
Lease Expiration Schedule	36
Properties by Largest US MSAs	37
Largest MSAs by ABR	39
Properties by State	42
Property List	43

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes or results to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results, and cash flows of the Company, the Company’s tenants, the real estate market, the financial markets, and the global economy. The COVID-19 pandemic has significantly impacted the Company and its tenants, and the extent to which it continues to do so will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity, and duration of the pandemic, treatment developments, public adoption rates of COVID-19 vaccines, including booster shots, the effectiveness of vaccines, booster shots, and treatments against emerging variants of COVID-19 such as the Delta and Omicron variants, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2021

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 1

GLOSSARY OF TERMS

Term	Definition

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/21	Twelve Months Ended 12/31/21
	Total properties in Brixmor Property Group portfolio	382	382
	Acquired properties excluded from Same Property NOI	(6)	(6)
	Additional exclusions	(12)	(14)
	Same Property NOI pool	364	362

In addition, two outparcels acquired in 2021 and 2020 are excluded from the Same Property NOI pool for the three months ended December 31, 2021 and 2020, and four outparcels acquired in 2021 and 2020 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2021 and 2020. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended December 31, 2021 and 2020 include 11 properties that were subject to partial dispositions in 2021 and 2020 and one property that was subject to a partial acquisition in 2021. Additional exclusions for the twelve months ended December 31, 2021 and 2020 include 13 properties that were subject to partial dispositions in 2021 and 2020 and one property that was subject to a partial acquisition in 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization, corporate level expenses (including general and administrative), lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense. The Company believes that Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the periods presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/21	12/31/20	12/31/21	12/31/20
Total revenues (page 6)	$ 295,318	$ 269,410	$ 1,152,274	$ 1,053,266
Net income (page 6)	81,243	24,404	270,187	121,173
Net income per diluted share (page 6)	0.27	0.08	0.90	0.41
NOI (page 10)	208,363	191,260	823,208	765,342
Adjusted EBITDA (page 7)	186,249	173,897	753,089	683,856
Cash Adjusted EBITDA (page 7)	180,444	170,996	730,451	682,791
Nareit FFO (page 8)	137,393	99,652	522,347	437,783
Nareit FFO per diluted share (page 8)	0.46	0.33	1.75	1.47
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.06)	(0.10)	(0.13)
Dividends declared per share (page 8)	0.240	0.215	0.885	0.500
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.9%	64.0%	50.3%	33.9%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
NOI margin (page 10)	72.3%	74.2%	74.3%	73.0%	72.2%
Same property NOI performance (page 13) (1)	9.7%	14.5%	13.9%	(1.5)%	(6.4)%
Fixed charge coverage, current quarter annualized (page 15)	3.9x	3.9x	3.8x	3.7x	3.4x
Fixed charge coverage, trailing twelve months (page 15)	3.9x	3.7x	3.5x	3.4x	3.4x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	6.5x	6.2x	6.3x	6.5x	6.9x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	6.5x	6.4x	6.7x	7.0x	7.0x

Outstanding Classes of Stock	As of 12/31/21	As of 9/30/21	As of 6/30/21	As of 3/31/21	As of 12/31/20
Common shares outstanding (page 15)	297,210	296,988	296,978	296,946	296,494

	Three Months Ended
Summary Acquisitions and Dispositions	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Aggregate purchase price of acquisitions (page 19)	$ 191,870	$ —	$ 63,950	$ 3,620	$ —
Aggregate sale price of dispositions (page 20)	116,165	25,532	69,429	33,167	42,019
NOI adjustment for acquisitions and dispositions, net (3)	523

Summary Portfolio Statistics (4)	As of 12/31/21	As of 9/30/21	As of 6/30/21	As of 3/31/21	As of 12/31/20
Number of properties (page 30)	382	386	389	389	393
Percent billed (page 30)	88.7%	88.2%	88.1%	87.8%	87.8%
Percent leased (page 30)	92.0%	91.5%	91.1%	90.8%	90.7%
ABR PSF (page 30)	$ 15.42	$ 15.25	$ 15.12	$ 15.05	$ 14.93
New lease rent spread (page 34)	41.7%	26.3%	19.8%	20.3%	21.9%
New & renewal lease rent spread (page 34)	14.5%	12.3%	10.7%	7.0%	8.0%
Total - new, renewal & option lease rent spread (page 34)	12.8%	10.7%	10.0%	6.7%	7.4%
Total - new, renewal & option GLA (page 34)	2,866,093	2,770,003	2,275,255	2,130,048	2,213,791

2022 Guidance	Current
Nareit FFO per diluted share	$1.86 - $1.95
Same property NOI performance	2.0% - 4.0%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter of the assets that were disposed during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2021

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/21	12/31/20
Assets
Real estate
Land	$1,773,448	$1,740,263
Buildings and tenant improvements	8,009,320	7,714,105
Construction in progress	101,422	142,745
Lease intangibles	544,224	566,448
	10,428,414	10,163,561
Accumulated depreciation and amortization	(2,813,329)	(2,659,448)
Real estate, net	7,615,085	7,504,113
Cash and cash equivalents	296,632	368,675
Restricted cash	1,111	1,412
Marketable securities	20,224	19,548
Receivables, net	234,873	240,323
Deferred charges and prepaid expenses, net	143,503	139,260
Real estate assets held for sale	16,131	18,014
Other assets	49,834	50,802
Total assets	$8,377,393	$8,342,147

Liabilities
Debt obligations, net	$5,164,518	$5,167,330
Accounts payable, accrued expenses and other liabilities	494,529	494,116
Total liabilities	5,659,047	5,661,446

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
306,337,045 and 305,621,403 shares issued and 297,210,053 and 296,494,411
shares outstanding	2,972	2,965
Additional paid-in capital	3,231,732	3,213,990
Accumulated other comprehensive loss	(12,674)	(28,058)
Distributions in excess of net income	(503,684)	(508,196)
Total equity	2,718,346	2,680,701
Total liabilities and equity	$8,377,393	$8,342,147

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Revenues
Rental income	$292,897	$269,308	$1,146,304	$1,050,943
Other revenues	2,421	102	5,970	2,323
Total revenues	295,318	269,410	1,152,274	1,053,266

Operating expenses
Operating costs	39,128	31,392	132,042	111,678
Real estate taxes	40,838	42,147	165,746	168,943
Depreciation and amortization	80,796	84,249	327,152	335,583
Impairment of real estate assets	—	3,245	1,898	19,551
General and administrative	29,039	23,499	105,454	98,280
Total operating expenses	189,801	184,532	732,292	734,035

Other income (expense)
Dividends and interest	57	147	299	482
Interest expense	(47,175)	(51,791)	(194,776)	(199,988)
Gain on sale of real estate assets	23,603	11,281	73,092	34,499
Loss on extinguishment of debt, net	—	(17,611)	(28,345)	(28,052)
Other	(759)	(2,500)	(65)	(4,999)
Total other expense	(24,274)	(60,474)	(149,795)	(198,058)

Net income	$81,243	$24,404	$270,187	$121,173

Net income per common share:
Basic	$0.27	$0.08	$0.91	$0.41
Diluted	$0.27	$0.08	$0.90	$0.41
Weighted average shares:
Basic	297,490	296,661	297,408	296,972
Diluted	299,037	297,623	298,835	297,899

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/21	12/31/20	12/31/21	12/31/20

Net income	$81,243	$24,404	$270,187	$121,173
Interest expense	47,175	51,791	194,776	199,988
Federal and state taxes	335	2,249	843	4,396
Depreciation and amortization	80,796	84,249	327,152	335,583
EBITDA	209,549	162,693	792,958	661,140
Gain on sale of real estate assets	(23,603)	(11,281)	(73,092)	(34,499)
Impairment of real estate assets	—	3,245	1,898	19,551
EBITDAre	$185,946	$154,657	$721,764	$646,192

EBITDAre	$185,946	$154,657	$721,764	$646,192
Loss on extinguishment of debt, net	—	17,611	28,345	28,052
Litigation and other non-routine legal expenses	111	1,582	2,585	8,977
Transaction expenses	192	47	395	635
Total adjustments	303	19,240	31,325	37,664
Adjusted EBITDA	$186,249	$173,897	$753,089	$683,856

Adjusted EBITDA	$186,249	$173,897	$753,089	$683,856
Straight-line rental income, net (1)	(3,924)	325	(14,551)	11,858
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,895)	(3,272)	(8,221)	(13,074)
Straight-line ground rent expense (2)	14	46	134	151
Total adjustments	(5,805)	(2,901)	(22,638)	(1,065)
Cash Adjusted EBITDA	$180,444	$170,996	$730,451	$682,791

(1) Includes straight-line rental income reversals of $1.0 million and $4.0 million for the three months ended December 31, 2021 and 2020, respectively, and $3.9 million and $34.7 million for the twelve months ended December 31, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.1 million and $0.9 million of straight-line rental income during the three and twelve months ended December 31, 2021, respectively, that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/21	12/31/20	12/31/21	12/31/20

Net income	$81,243	$24,404	$270,187	$121,173
Depreciation and amortization related to real estate	79,753	83,284	323,354	331,558
Gain on sale of real estate assets	(23,603)	(11,281)	(73,092)	(34,499)
Impairment of real estate assets	—	3,245	1,898	19,551
Nareit FFO	$137,393	$99,652	$522,347	$437,783

Nareit FFO per diluted share	$0.46	$0.33	$1.75	$1.47
Weighted average diluted shares outstanding	299,037	297,623	298,835	297,899

Items that impact FFO comparability
Loss on extinguishment of debt, net	$—	$(17,611)	$(28,345)	$(28,052)
Litigation and other non-routine legal expenses	(111)	(1,582)	(2,585)	(8,977)
Transaction expenses	(192)	(47)	(395)	(635)
Total items that impact FFO comparability	$(303)	$(19,240)	$(31,325)	$(37,664)
Items that impact FFO comparability, net per share	$(0.00)	$(0.06)	$(0.10)	$(0.13)

Additional Disclosures
Straight-line rental income, net (1)	$3,924	$(325)	$14,551	$(11,858)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,895	3,272	8,221	13,074
Straight-line ground rent expense (2)	(14)	(46)	(134)	(151)

Dividends declared per share	$0.240	$0.215	$0.885	$0.500
Dividends declared	$71,331	$63,746	$262,877	$148,234
Dividend payout ratio (as % of Nareit FFO)	51.9%	64.0%	50.3%	33.9%

(1) Includes straight-line rental income reversals of $1.0 million and $4.0 million for the three months ended December 31, 2021 and 2020, respectively, and $3.9 million and $34.7 million for the twelve months ended December 31, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.1 million and $0.9 million of straight-line rental income during the three and twelve months ended December 31, 2021, respectively, that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	12/31/21	12/31/20

Receivables, net
Straight-line rent receivable, net	$139,486	$127,349
Tenant receivables, net	88,242	107,165
Other	7,145	5,809
Total receivables, net	$234,873	$240,323

Deferred charges and prepaid expenses, net
Deferred charges, net	$120,831	$119,033
Prepaid expenses, net	22,672	20,227
Total deferred charges and prepaid expenses, net	$143,503	$139,260

Other assets
Right-of-use asset	$29,325	$34,006
Furniture, fixtures and leasehold improvements, net	16,129	11,137
Other	4,380	5,659
Total other assets	$49,834	$50,802

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$252,912	$236,433
Below market leases, net	80,942	85,445
Dividends payable	74,420	65,972
Lease liability	33,713	38,599
Interest rate swaps	12,585	28,225
Other	39,957	39,442
Total accounts payable, accrued expenses and other liabilities	$494,529	$494,116

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Net Operating Income Detail
Base rent	$210,214	$207,075	$831,420	$838,606
Expense reimbursements	68,552	64,153	255,402	251,240
Revenues deemed uncollectible	157	(11,786)	2,270	(67,248)
Ancillary and other rental income / Other revenues	8,067	4,721	25,724	18,979
Percentage rents	1,325	590	6,046	4,235
Operating costs	(39,114)	(31,346)	(131,908)	(111,527)
Real estate taxes	(40,838)	(42,147)	(165,746)	(168,943)
Net operating income	$208,363	$191,260	$823,208	$765,342

Operating Ratios
NOI margin (NOI / revenues)	72.3%	72.2%	73.4%	73.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	85.7%	87.3%	85.8%	89.6%

Reconciliation of Net Operating Income to Net Income
Net operating income	$208,363	$191,260	$823,208	$765,342
Lease termination fees	1,184	1,710	8,640	6,238
Straight-line rental income, net (1)	3,924	(325)	14,551	(11,858)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,895	3,272	8,221	13,074
Straight-line ground rent expense (2)	(14)	(46)	(134)	(151)
Depreciation and amortization	(80,796)	(84,249)	(327,152)	(335,583)
Impairment of real estate assets	—	(3,245)	(1,898)	(19,551)
General and administrative	(29,039)	(23,499)	(105,454)	(98,280)
Total other expense	(24,274)	(60,474)	(149,795)	(198,058)
Net income	$81,243	$24,404	$270,187	$121,173

Supplemental Statement of Operations Detail
Rental income
Base rent	$210,214	$207,075	$831,420	$838,606
Expense reimbursements	68,552	64,153	255,402	251,240
Revenues deemed uncollectible	157	(11,786)	2,270	(67,248)
Lease termination fees	1,184	1,710	8,640	6,238
Straight-line rental income, net (1)	3,924	(325)	14,551	(11,858)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,895	3,272	8,221	13,074
Ancillary and other rental income	5,646	4,619	19,754	16,656
Percentage rents	1,325	590	6,046	4,235
Total rental income	$292,897	$269,308	$1,146,304	$1,050,943

Other revenues	$2,421	$102	$5,970	$2,323

Interest expense
Mortgage, note and other interest	$43,407	$45,452	$177,609	$170,838
Unsecured credit facility and term loan interest	3,799	5,904	16,542	26,922
Capitalized interest	(1,173)	(898)	(4,009)	(4,231)
Deferred financing cost amortization	1,858	1,977	7,496	7,527
Debt premium and discount accretion, net	(716)	(644)	(2,862)	(1,068)
Total interest expense	$47,175	$51,791	$194,776	$199,988

Other
Federal and state taxes	$335	$2,249	$843	$4,396
Other	424	251	(778)	603
Total other	$759	$2,500	$65	$4,999

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,514	$3,700	$16,633	$14,573
Capitalized leasing legal costs (3)	978	582	2,475	797
Capitalized leasing commission costs	2,027	1,619	6,822	5,659
Equity compensation expense, net	6,272	3,144	17,090	10,951

(1) Includes straight-line rental income reversals of $1.0 million and $4.0 million for the three months ended December 31, 2021 and 2020, respectively, and $3.9 million and $34.7 million for the twelve months ended December 31, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.1 million and $0.9 million of straight-line rental income during the three and twelve months ended December 31, 2021, respectively, that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

	Eighteen Months Ended 9/30/21		Three Months Ended 12/31/21		Twenty-One Months Ended 12/31/21
	Total Portfolio (7)	Percent of Billed Base Rent	Total Portfolio (7)	Percent of Billed Base Rent	Total Portfolio (7)	Percent of Billed Base Rent

Billed base rent (1)	$1,258,729	100.0%	$210,736	100.0%	$1,469,465	100.0%
Rent deferrals, net (lease modifications) and rent abatements (2)(3)	(11,764)	(0.9)%	(522)	(0.2)%	(12,286)	(0.8)%
Base rent (Page 10)	1,246,965	99.1%	210,214	99.8%	1,457,179	99.2%
Out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments (2)(3)	(172)	—%	172	0.1%	—	—%
Base rent adjusted for out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments	1,246,793	99.1%	210,386	99.8%	1,457,179	99.2%
Cash collected from tenants (2)	(1,196,456)	(95.1)%	(204,289)	(96.9)%	(1,408,653)	(95.9)%
Out-of-period cash collected from tenants (2)	(7,908)	(0.6)%	—	—%	—	—%
Accrued but uncollected base rent	42,429	3.4%	6,097	2.9%	48,526	3.3%
Rent deferrals, net (not lease modifications) (4)	(18,113)	(1.4)%	(418)	(0.2)%	(16,011)	(1.1)%
Out-of-period rent deferrals, net (not lease modifications) (4)	2,520	0.2%	—	—%	—	—%
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,836	2.1%	$5,679	2.7%	$32,515	2.2%

Revenues deemed uncollectible - rent deferrals (not lease modifications) before out-of-period adjustments	$(16,005)		$(288)		$(14,701)
Out-of-period cash collected on revenues deemed uncollectible	2,196		—		—
Out-of-period additional reserve	(93)		—		—
Out-of-period deferrals on previously reserved amounts	(511)		—		—
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	(14,413)		(288)		(14,701)

Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent before out-of-period adjustments	(30,073)		(3,940)		(29,626)
Out-of-period cash collected on revenues deemed uncollectible	3,668		—		—
Out-of-period additional reserve	208		—		—
Out-of-period deferrals on previously reserved amounts	511		—		—
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	(25,686)		(3,940)		(29,626)
Revenues deemed uncollectible - base rent	$(40,099)		$(4,228)		$(44,327)

Revenues deemed uncollectible - base rent (cash basis tenants)	$(37,806)		$(4,153)		$(41,959)

Revenues deemed uncollectible - base rent			$(4,228)
Adjustments for out-of-period cash received - base rent (5)			5,864
Adjustments for out-of-period cash received - net expense reimbursements			2,018
Adjustments for out-of-period additional reserves/abatements (6)			115
Revenues deemed uncollectible - net expense reimbursements and other adjustments			(3,612)
Revenues deemed uncollectible (page 10)			$157

(1) Amounts presented represent eighteen months ended September 30, 2021 and three months ended December 31, 2021 base rent billings, respectively.
(2) Amounts are as of December 31, 2021 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to December 31, 2021.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted and straight-line rental income recognition does not change over the remaining lease term.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) Includes $2.2 million and $3.7 million of out-of-period cash received on rent deferrals (not lease modifications) and unaddressed (under negotiation) revenues deemed uncollectible, respectively.
(6) Includes $0.2 million of out-of-period reductions on unaddressed (under negotiation) revenues deemed uncollectible, partially offset by $0.1 million of out-of-period additional reserves on rent deferrals (not lease modifications).
(7) The Company did not observe significant differences in billed base rent collection percentages between the Same Property pool and the Total Portfolio through December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Supplemental Reserve Information (1)	Eighteen Months Ended 9/30/21		Three Months Ended 12/31/21		Twenty-One Months Ended 12/31/21

Reserves on uncollected base rent
Accrued but uncollected base rent	$42,429		$6,097		$48,526
Revenues deemed uncollectible - base rent	40,099	94.5%	4,228	69.3%	44,327	91.3%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,836		$5,679		$32,515
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	25,686	95.7%	3,940	69.4%	29,626	91.1%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$15,593		$418		$16,011
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	14,413	92.4%	288	68.9%	14,701	91.8%

(1) Amounts are as of December 31, 2021 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 12

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/21	12/31/20	Change	12/31/21	12/31/20	Change
Same Property NOI Analysis
Number of properties	364	364	—	362	362	—
Percent billed	88.6%	87.9%	0.7%	88.6%	88.0%	0.6%
Percent leased	91.9%	90.9%	1.0%	92.0%	91.0%	1.0%

Revenues
Base rent	$201,816	$196,601		$788,650	$785,904
Expense reimbursements	66,058	61,208		242,992	236,016
Revenues deemed uncollectible	(124)	(11,284)		1,614	(63,463)
Ancillary and other rental income / Other revenues	7,946	4,551		25,043	18,084
Percentage rents	1,231	517		5,600	3,850
	276,927	251,593	10.1%	1,063,899	980,391	8.5%
Operating expenses
Operating costs	(39,316)	(30,856)		(126,278)	(106,227)
Real estate taxes	(39,481)	(40,161)		(158,015)	(158,275)
	(78,797)	(71,017)	11.0%	(284,293)	(264,502)	7.5%
Same property NOI	$198,130	$180,576	9.7%	$779,606	$715,889	8.9%

NOI margin	71.5%	71.8%		73.3%	73.0%
Expense recovery ratio	83.8%	86.2%		85.5%	89.2%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$3,580	2.0%		$976	0.1%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	1,635	0.9%		1,770	0.3%
Revenues deemed uncollectible	11,160	6.2%		65,077	9.1%
Net expense reimbursements	(2,930)	(1.6)%		(12,815)	(1.8)%
Ancillary and other rental income / Other revenues	3,395	1.8%		6,959	1.0%
Percentage rents	714	0.4%		1,750	0.2%
		9.7%			8.9%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$198,130	$180,576		$779,606	$715,889
Adjustments:
Non-same property NOI	10,233	10,684		43,602	49,453
Lease termination fees	1,184	1,710		8,640	6,238
Straight-line rental income, net	3,924	(325)		14,551	(11,858)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,895	3,272		8,221	13,074
Straight-line ground rent expense	(14)	(46)		(134)	(151)
Depreciation and amortization	(80,796)	(84,249)		(327,152)	(335,583)
Impairment of real estate assets	—	(3,245)		(1,898)	(19,551)
General and administrative	(29,039)	(23,499)		(105,454)	(98,280)
Total other expense	(24,274)	(60,474)		(149,795)	(198,058)
Net income	$81,243	$24,404		$270,187	$121,173

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 13

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/21	12/31/20	12/31/21	12/31/20
Leasing related:
Tenant improvements and tenant inducements	$17,953	$12,757	$55,632	$48,711
External leasing commissions	4,306	1,285	12,165	4,581
	22,259	14,042	67,797	53,292

Maintenance capital expenditures	23,749	11,405	56,139	33,994
Total leasing related and maintenance capital expenditures	$46,008	$25,447	$123,936	$87,286

Value-enhancing:
Anchor space repositionings	$12,198	$8,176	$46,407	$38,552
Outparcel developments	1,765	2,260	9,324	12,032
Redevelopments	23,081	22,965	102,524	99,311
New development	23	60	349	835
Other (1)	9,830	2,540	16,811	18,377
Total value-enhancing capital expenditures	$46,897	$36,001	$175,415	$169,107

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/21	12/31/20
Equity Capitalization:
Common shares outstanding			297,210	296,494
Common share price			$25.41	$16.55
Total equity capitalization			$7,552,106	$4,906,976

Debt:
Revolving credit facility			$—	$—
Term loans			300,000	650,000
Unsecured notes			4,868,453	4,518,453
Total principal debt			5,168,453	5,168,453
Add: Net unamortized premium			26,651	31,390
Less: Deferred financing fees			(30,586)	(32,513)
Total debt			5,164,518	5,167,330
Less: Cash, cash equivalents and restricted cash			(297,743)	(370,087)
Net debt			$4,866,775	$4,797,243

Total market capitalization			$12,418,881	$9,704,219

Liquidity:
Cash and cash equivalents and restricted cash			$297,743	$370,087
Available under revolving credit facility (1)			1,249,252	1,244,768
			$1,546,995	$1,614,855

Ratios:
Principal debt to total market capitalization			41.6%	53.3%
Principal debt to total assets, before depreciation			46.2%	47.0%
Unencumbered assets to unsecured debt			2.2x	2.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.5x	6.9x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.5x	7.0x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.9x	3.4x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.9x	3.4x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.9x	3.4x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.9x	3.4x

			As of	As of
			12/31/21	12/31/20
Percentage of total debt: (3)
Fixed			95.2%	98.1%
Variable			4.8%	1.9%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			5.8	5.5
Variable			0.1	1.1
Total			5.5	5.4

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by four outstanding letters of credit totaling $0.7 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of February 7, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 15

DEBT OBLIGATIONS
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2022	$250,000	1.18%
2023	—	—
2024	800,000	3.73%
2025	700,000	3.85%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$5,168,453	3.58%

Net unamortized premium	26,651
Deferred financing costs	(30,586)
Debt Obligations, Net	$5,164,518

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Unsecured Term Loans
Term Loan Facility - $300,000 (2)	$300,000	3.86%	7/26/24	5.80%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.68%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.54%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.61%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.74%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.77%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.51%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.48%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.68%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		89.36%

Total Fixed Rate Debt	$4,918,453	3.70%		95.16%

Variable Rate Debt:
Unsecured Notes
2022 Brixmor OP Notes	$250,000	1.18%	2/1/22	4.84%

Total Variable Rate Debt	$250,000	1.18%		4.84%

Total Debt Obligations	$5,168,453	3.58%		100.00%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 16

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/21

I. Aggregate debt test	< 65%	47.3%
Total Debt		5,164,518
Total Assets		10,926,524

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,926,524

III. Unencumbered asset ratio	> 150%	211.6%
Total Unencumbered Assets		10,926,524
Unsecured Debt		5,164,518

		Prior Twelve Months		Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.8	x	3.9	x
Consolidated EBITDA		753,089		758,000
Annual Debt Service Charge		199,667		193,876

(1) The Company had no secured debt as of December 31, 2021.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/21

I. Leverage ratio	< 60%	38.1%
Total Outstanding Indebtedness		5,168,453
Balance Sheet Cash (1)		295,187
Total Asset Value		12,787,847

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		295,187
Total Asset Value		12,787,847

III. Unsecured leverage ratio	< 60%	38.1%
Total Unsecured Indebtedness		5,168,453
Unrestricted Cash (3)		294,076
Unencumbered Asset Value		12,787,847

IV. Fixed charge coverage ratio	> 1.5x	4.1	x
Total Net Operating Income		830,651
Capital Expenditure Reserve		10,118
Fixed Charges		199,108

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2021.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 17

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2021

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2021
Land at Ellisville Square (3)	St. Louis, MO-IL	1/6/21	$1,965	3.3 acres	-	-	-
Outparcel adjacent to Cobblestone Village	Jacksonville, FL	2/16/21	1,465	5,040	-	-	-
Land associated with Westgate Plaza	Springfield, MA	3/16/21	190	21.0 acres	-	-	-
			$3,620	5,040 SF / 24.3 acres

Three Months Ended June 30, 2021
Center of Bonita Springs	Cape Coral-Fort Myers, FL	4/20/21	$48,500	281,394	93.6%	$13.38	Publix, Anthony's Ladies Apparel, Bealls Outlet|Home Centric, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery
Champlin Marketplace	Minneapolis-St. Paul-Bloomington, MN-WI	6/15/21	15,450	91,970	100.0%	13.41	Cub Foods (United Natural Foods Inc.)
			$63,950	373,364

Three Months Ended December 31, 2021
Pawleys Island Plaza	Georgetown, SC	10/8/21	$26,250	120,095	95.3%	$13.61	Publix, Petco, T.J.Maxx, Tuesday Morning
Granada Shoppes	Naples-Marco Island, FL	12/9/21	97,000	306,981	100.0%	17.18	Trader Joe's, Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning, Walgreens
Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	12/22/21	39,110	281,064	75.5%	11.37	Publix
Connexion	Atlanta-Sandy Springs-Alpharetta, GA	12/28/21	29,510	107,687	96.6%	19.13	My Salon Suites
			$191,870	815,827

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2021		$259,440	1,194,231 SF / 24.3 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Brixmor terminated a ground lease and acquired a land parcel.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2021
Crossroads - Walmart Supercenter (4)	Charlotte-Concord-Gastonia, NC-SC	1/5/21	$7,876	193,513	100.0%	$2.81	Walmart Supercenter
Miracle Mile Shopping Plaza - Wendy's (4)	Toledo, OH	2/3/21	1,100	3,060	100.0%	17.97	Wendy's
Braes Oaks Center	Houston-The Woodlands-Sugar Land, TX	2/9/21	4,810	42,567	90.9%	7.49	-
The Pines Shopping Center	Alexandria, LA	2/12/21	8,600	179,039	71.4%	7.43	Super 1 Foods, Ollie's Bargain Outlet
The Centre at Navarro	Victoria, TX	2/12/21	5,212	51,542	95.1%	15.02	ALDI, Planet Fitness
Albany Plaza	Albany, GA	3/24/21	3,348	114,169	80.9%	6.71	Harveys (Southeastern Grocers), OK Beauty & Fashions Outlet
Westgate - McDonald's (4)	Dublin, GA	3/29/21	871	3,744	100.0%	N/A	McDonald's
Hunting Hills - Valvoline (4)	Roanoke, VA	3/31/21	1,350	1,668	100.0%	N/A	Valvoline
			$33,167	589,302

Three Months Ended June 30, 2021 (5)
Erie Canal - Starbucks / T-Mobile (6)	Syracuse, NY	4/1/21	$3,908	5,000	100.0%	$51.40	Starbucks, T-Mobile
Berkshire Crossing - Chili's (4)	Pittsfield, MA	4/1/21	1,846	4,500	100.0%	N/A	Chili's
Jefferson Park	Mount Pleasant, TX	4/6/21	10,100	130,096	100.0%	7.55	Super 1 Foods, Harbor Freight Tools, PetSense
Haymarket Mall - UnityPoint Clinic Urgent Care (4)	Des Moines-West Des Moines, IA	4/16/21	1,075	12,000	100.0%	5.58	UnityPoint Clinic Urgent Care
Bedford Grove - Vacant Building (4)	Manchester-Nashua, NH	5/10/21	8,100	119,097	—%	N/A	-
Arbor - Broadway Faire - Buffalo Wild Wings (4)	Fresno, CA	6/8/21	2,500	6,195	100.0%	24.21	Buffalo Wild Wings
Winwood Town Center	Odessa, TX	6/9/21	41,900	372,534	100.0%	14.22	H-E-B, dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target
			$69,429	649,422

Three Months Ended September 30, 2021
Miracle Mile Shopping Plaza - McDonald's (4)	Toledo, OH	7/16/21	$1,538	3,500	100.0%	$18.68	McDonald's
Brandt Pike Place - Land Parcel (7)	Dayton-Kettering, OH	8/16/21	525	1.9 acres	N/A	N/A	-
Commerce Central	Tullahoma-Manchester, TN	8/24/21	5,250	36,000	82.5%	15.08	Dollar Tree
Lincoln Plaza	Fort Wayne, IN	9/10/21	3,579	98,288	58.3%	6.90	Kroger
Cedar Plaza	Cedartown, GA	9/13/21	8,465	83,300	100.0%	8.82	Kroger, Planet Fitness
Ross Plaza - Chase Bank (4)	Tampa-St. Petersburg-Clearwater, FL	9/30/21	960	4,500	100.0%	12.83	Chase Bank
Westgate - Dunkin' Donuts (4)	Dublin, GA	9/30/21	884	2,200	100.0%	25.30	Dunkin' Donuts
Haymarket Mall - Chick-fil-A (4)	Des Moines-West Des Moines, IA	9/30/21	1,838	4,877	100.0%	N/A	Chick-fil-A
Crossroads - Tractor Supply Company (4)	Charlotte-Concord-Gastonia, NC-SC	9/30/21	2,493	18,750	100.0%	9.49	Tractor Supply Company
			$25,532	251,415 / 1.9 acres

Three Months Ended December 31, 2021
Whitaker Square	Winston-Salem, NC	10/13/21	$16,600	82,760	96.6%	$15.00	Harris Teeter (Kroger)
Erie Canal Centre (6)	Syracuse, NY	10/20/21	18,650	123,404	100.0%	14.00	Burlington Stores, Dick's Sporting Goods, Michaels
Elk Park Center	Minneapolis-St. Paul-Bloomington, MN-WI	10/22/21	21,250	205,009	85.8%	11.43	Cub Foods (Jerry's Foods), Planet Fitness
Moundsville Plaza	Wheeling, WV-OH	11/4/21	15,350	176,156	89.8%	8.07	Kroger, Big Lots, Dunham's Sports
Cordele Square	Cordele, GA	12/17/21	7,262	127,953	85.4%	7.01	Harveys (Southeastern Grocers), Belk, Citi Trends, Cordele Theatres

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 20

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Ridgeview Centre	Big Stone Gap, VA	12/21/21	11,400	190,242	77.4%	7.93	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet
Apple Glen Crossing	Fort Wayne, IN	12/29/21	19,550	150,227	93.5%	16.00	Best Buy, Dick's Sporting Goods, PetSmart
Brandt Pike Place (7)	Dayton-Kettering, OH	12/29/21	2,075	17,900	100.0%	11.68	-
Brice Park - Sheetz (4)	Columbus, OH	12/30/21	2,199	10,500	100.0%	N/A	Sheetz
Stockbridge Village - Chase Bank (4)	Atlanta-Sandy Springs-Alpharetta, GA	12/31/21	1,829	3,950	100.0%	27.85	Chase Bank
			$116,165	1,088,101

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2021		$244,293	2,578,240 / 1.9 acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.
(5) In addition, on May 21, 2021, Brixmor received $350 to terminate its underlying ground lease rights and corresponding leasehold interest with Chick-fil-A at Kingston Overlook in Knoxville, TN.
(6) Partial sale of property occurred in the three months ended June 30, 2021. Remaining portion sold in the three months ended December 31, 2021. Data presented reflects only the portion of property sold in each respective quarter.
(7) Partial sale of property occurred in the three months ended September 30, 2021. Remaining portion sold in the three months ended December 31, 2021. Data presented reflects only the portion of property sold in each respective quarter.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 21

.

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2021
1	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 21K SF ALDI, a 15K SF Boot Barn and an additional junior anchor
2	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
3	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and additional small shop space
4	Cayuga Mall	Ithaca, NY	Remerchandise former Rite Aid and Party City with a 22K SF ALDI, an 18K SF medical use and additional small shop space
5	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with a 10K SF Five Below and additional small shop space

In Process Projects (2)
6	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch Fitness, and a 14K SF Fresenius Medical Care
7	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
8	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 14K SF La-Z-Boy Furniture
9	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and additional retailers
10	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Remerchandise former Best Buy with a 41K SF grocer and a 5K SF My Salon Suites
11	Hamilton Plaza	Trenton-Princeton, NJ	Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree and additional retailers
12	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
13	Parkway Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine former Minado Restaurant and Stew Leonard's Wine & Spirits for a 22K SF ALDI
14	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below
15	Garner Towne Square	Raleigh-Cary, NC	Remerchandise former grocer with a 30K SF Lidl, a 15K SF Harbor Freight Tools and additional retailers
16	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	16	$77,050	$44,750	8% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended December 31, 2021
1	Coconut Creek Plaza	Miami-Fort Lauderdale-Pompano Beach, FL	Combine several small shop spaces for a 13K SF Wellmax Medical Center
2	Elk Grove Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 10K SF Dollar Tree and a 3K SF Athletico Physical Therapy
3	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
4	Warminster Towne Center - Project II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former AC Moore with a 23K SF Sportsman's Warehouse

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

Projects Stabilized During The Nine Months Ended September 30, 2021
5	Gateway Plaza - Vallejo	Vallejo, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
6	North Dover Center	Dover, DE	Remerchandise former Toys"R"Us with a 33K SF Bob's Discount Furniture
7	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
8	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
9	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop And Compare grocer, a 20K SF Crunch Fitness and a 3K SF small shop space
10	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise and expand former Famous Footwear with a 10K SF Dollar Tree
11	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Combine several small shop spaces for a 19K SF BioLife Plasma Services
12	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former JCPenney with a 27K SF Patel Brothers grocer
13	Wendover Place	Greensboro-High Point, NC	Remerchandise former Pier 1 with a 10K SF Ulta
14	Valley Crossing	Hickory-Lenoir-Morganton, NC	Remerchandise former Fallas with a 17K SF American Freight Furniture
15	Southland Shopping Center	Cleveland-Elyria, OH	Remerchandise former Aspire Fitness with a 29K SF UFC Gym
16	Warminster Towne Center - Project I	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Modell's Sporting Goods with a 17K SF Harbor Freight Tools
17	Belfair Towne Village	Hilton Head Island-Bluffton, SC	Remerchandise former Steinmart with a 33K SF K1 Speed
18	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
19	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise remaining 23K SF portion of a former Fallas Paredes with a Crazy Boss Big Discount Store

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	19	$41,800	13%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Project at Dickson City Crossings moved to in process redevelopment pipeline during the three months ended December 31, 2021 due to expanded project scope.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 23

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2021
1	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Dec-22	$50	$50	84%
2	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 2K SF Popeyes	Mar-23	550	50	15%

	In Process Projects
3	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Jun-22	2,900	1,700	7%
4	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Sep-22	300	200	18%
5	Marketplace at Wycliffe (2)	Miami-Fort Lauderdale-Pompano Beach, FL	Construction of a 2K SF KFC	Sep-22	250	200	44%
6	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Sep-22	3,050	2,650	9%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Sep-22	3,100	2,700	14%
8	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Construction of a 2K SF Whataburger	Sep-22	300	100	61%
9	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Dec-22	750	100	16%
10	Westgate Plaza	Springfield, MA	Construction of a 20K SF ALDI and 2K SF Popeyes	Dec-22	2,500	1,300	9%
11	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, an 8K SF multi-tenant building and a 2K SF drive thru	Dec-22	5,000	350	9%
12	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	1,250	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$23,500	$10,650	11%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 24

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

				Stabilization	Net Project
	Property Name	MSA	Project Description	Quarter	Costs (1,3)	NOI Yield (1,3)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2021
1	Tri-City Plaza	Boston-Cambridge-Newton, MA-NH	Construction of a 4K SF Aspen Dental	Dec-21	$1,650	9%
2	County Line Plaza (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF American Family Care and a 2K SF Chipotle	Dec-21	400	13%
3	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Dec-21	4,750	9%

	Projects Stabilized During The Nine Months Ended September 30, 2021
4	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Mar-21	400	49%
5	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase Bank	Mar-21	1,050	14%
6	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21	4,500	8%
7	Brice Park	Columbus, OH	Construction of an 11K SF Sheetz	Mar-21	100	161%
8	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks, a 1K SF Lettuce Bowl Café and a 1K SF Sports Clips	Mar-21	3,900	9%
9	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21	1,400	9%
10	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Construction of a 4K SF Bank of America	Jun-21	300	52%
11	West Loop Shopping Center	Manhattan, KS	Construction of a 4K SF Tommy's Car Wash and 1K SF Scooter's Coffee	Jun-21	150	29%
12	Brentwood Plaza	Cincinnati, OH-KY-IN	Construction of a 2K SF Bank of America	Jun-21	100	119%
13	Hamilton Plaza	Trenton-Princeton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 4K SF American Family Care and a 2K SF Starbucks	Sep-21	2,700	9%
14	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 4K SF Chase Bank	Sep-21	300	25%
15	The Commons at Wolfcreek - Project I	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Sep-21	2,500	23%
16	Watson Glen Shopping Center	Nashville-Davidson--Murfreesboro--Franklin, TN	Construction of a 2K SF Chase Bank	Sep-21	100	28%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$24,300	13%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.6 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(4) Net project costs exclude $1.8 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 25

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2021
1	Gateway Plaza - Vallejo	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandising small shop space; and shopping center upgrades including façade renovations	53	Sep-22	$5,100	$300	8%
2	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-22	8,750	1,300	9%
3	Dickson City Crossings (2)	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Jun-23	8,350	2,800	10%
4	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Mar-24	7,150	1,350	8%
	In Process Projects
5	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF grocer, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	20,350	14,900	13%
6	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	4,800	6%
7	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; and shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-22	8,650	6,500	8%
8	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness tenant and additional retailers; and shopping center upgrades including façade and parking renovations	5	Jun-22	9,400	8,800	9%
9	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements and sustainable features including LED lighting	18	Sep-22	9,500	5,950	10%
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize of existing Burlington Stores to 64K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking and pylon sign enhancements	13	Sep-22	15,150	11,900	10%
11	Village at Mira Mesa - Phase II (4)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Dec-22	12,600	10,300	7%
12	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Dec-22	6,350	400	9%
13	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize of existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking and lighting enhancements	66	Dec-22	7,700	5,300	10%
14	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart and Peebles with a 38K SF Big Lots, a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Dec-22	21,400	14,500	8%
15	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado's and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements and pylon sign upgrades	31	Dec-22	12,550	5,400	10%
16	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 38K SF grocer; lease-up of additional small shop space; and shopping center upgrades, including façade renovations, landscaping and parking reconfiguration	23	Dec-22	10,650	8,950	7%
17	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-22	2,150	1,200	15%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 26

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

18	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with a 25K SF buybuy Baby and an additional junior anchor retailer; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Jun-23	12,200	6,400	9%
19	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	11,500	8,400	10%
20	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-23	36,600	24,150	8%
21	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%
22	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage and landscaping and new signage and lighting	27	Sep-24	33,650	15,450	7%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$273,700	$160,300	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2021
1	Freedom Square	Naples-Marco Island, FL	Remerchandise former Kmart with a 35K SF Burlington Stores, a 30K SF HomeGoods, a 20K SF Planet Fitness and additional small shop space; shopping center upgrades including façade renovations and landscaping	22	Dec-21		$11,000	12%
2	Village at Newtown (6)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including a 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21		39,150	9%
	Projects Stabilized During The Nine Months Ended September 30, 2021
3	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and a 22K SF Ross Dress for Less; construction of multiple outparcel buildings; and shopping center upgrades, including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Mar-21		15,550	8%
4	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 25K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking reconfiguration and common area enhancements	6	Jun-21		6,800	9%
5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Sep-21		17,150	7%
6	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and a 2K SF Tropical Smoothie Cafe; construction of a multi-tenant outparcel building including a 3K SF Buff City Soap, a 3K SF Chicken Salad Chick and a 3K SF Sleep Outfitters; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21		12,450	12%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$102,100	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Project moved from in process anchor space repositioning pipeline during the three months ended December 31, 2021 due to expanded project scope.
(3) NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not be received until after the expected stabilization date.
(4) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 27

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center including potential residential component
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create entertainment / restaurant destination
8	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
9	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
10	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
11	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
12	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
13	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center
14	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
15	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
16	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
17	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Center of Bonita Springs (1)	Cape Coral-Fort Myers, FL	Redevelopment of existing anchor space for multiple retailers, densification of site
3	Sunrise Town Center (1)	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center
4	Venetian Isle Shopping Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Granada Shoppes (1)	Naples-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers
6	Coastal Way - Coastal Landing (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space for multiple retailers
7	Kings Market (1)	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
8	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Densification of site, including multi-tenant outparcel development
9	The Village at Mableton	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of existing anchor space for multiple retailers
10	Northside	Dalton, GA	Reposition of former anchor which may include site densification with addition of outparcel pad development
11	WaterTower Plaza	Worcester, MA-CT	Reposition of former anchor with major grocery tenant and spec space
12	Delta Center	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
15	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
16	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
17	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
18	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
19	Circle Center (1)	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
20	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas

(1) Indicates project added to the pipeline during the three months ended December 31, 2021.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 28

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2021

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		12/31/21	9/30/21	6/30/21	3/31/21	12/31/20

Number of properties		382	386	389	389	393
GLA		67,452,927	67,712,852	67,982,996	68,278,376	68,852,305
Percent billed		88.7%	88.2%	88.1%	87.8%	87.8%
Percent leased		92.0%	91.5%	91.1%	90.8%	90.7%
TOTAL ≥ 10,000 SF		94.4%	94.2%	94.0%	93.8%	93.8%
TOTAL < 10,000 SF		86.7%	85.7%	84.8%	84.2%	83.8%
ABR		$900,623	$888,875	$880,335	$875,388	$875,925
ABR PSF		$15.42	$15.25	$15.12	$15.05	$14.93

PORTFOLIO BY UNIT SIZE AS OF 12/31/21
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	429	24,408,959	36.2%	93.5%	95.4%	$221,454	$10.75
20,000 - 34,999 SF	511	13,409,045	19.9%	90.0%	94.1%	140,349	11.23
10,000 - 19,999 SF	628	8,587,903	12.7%	88.8%	92.0%	112,950	14.67
5,000 - 9,999 SF	1,123	7,739,111	11.5%	83.2%	88.1%	123,312	18.90
< 5,000 SF	6,275	13,307,909	19.7%	81.5%	85.8%	302,558	27.35
TOTAL	8,966	67,452,927	100.0%	88.7%	92.0%	$900,623	$15.42

TOTAL ≥ 10,000 SF	1,568	46,405,907	68.8%	91.6%	94.4%	$474,753	$11.63
TOTAL < 10,000 SF	7,398	21,047,020	31.2%	82.2%	86.7%	425,870	24.22

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 30

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•98% of 4Q21 billed base rent collected for National / Regional tenants and 94% of 4Q21 billed base rent collected for Local tenants as of 2/1/22

•99% of 4Q21 billed base rent collected for Anchor tenants and 96% of 4Q21 billed base rent collected for Small Shop tenants as of 2/1/22

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 31

\

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 33% of ABR	Hybrid = 25% of ABR	Other Retail / Services = 42% of ABR

Essential / Hybrid = 58% of ABR	~70% of shopping centers are grocery-anchored

			As of 2/1/22
Merchandise Mix	ABR	Percent of ABR	Percent of 2Q20, 3Q20, and 4Q20 Billed Base Rent Collected	Percent of 1Q21 Billed Base Rent Collected	Percent of 2Q21 Billed Base Rent Collected	Percent of 3Q21 Billed Base Rent Collected	Percent of 4Q21 Billed Base Rent Collected	Percent of 2021 Billed Base Rent Collected

ESSENTIAL	$301,257	33%	100%	100%	99%	100%	99%	99%
Grocery / Pharmacy	141,408	16%	100%	100%	100%	100%	100%	100%
General Merchandise (Discount / Dollar)	33,608	4%	100%	100%	100%	99%	99%	99%
Pet	25,356	3%	100%	100%	99%	100%	100%	99%
Financial services	24,975	3%	100%	100%	100%	100%	100%	100%
Medical (essential)	22,473	2%	99%	99%	100%	100%	99%	99%
Home improvement	16,151	2%	99%	100%	100%	100%	99%	100%
Mail / Shipping and Other services	15,114	1%	97%	98%	98%	99%	98%	98%
Other Essential	12,480	1%	100%	100%	100%	100%	100%	100%
Auto	9,692	1%	100%	100%	99%	98%	95%	98%

HYBRID	$224,956	25%	94%	96%	97%	97%	97%	97%
Restaurants	133,631	15%	91%	93%	95%	96%	95%	95%
Electronics & Appliance	26,669	3%	98%	99%	99%	99%	98%	99%
Medical (hybrid)	24,576	2%	98%	99%	100%	99%	99%	99%
Hobby & Crafts	16,966	2%	98%	99%	99%	100%	100%	99%
Liquor	9,127	1%	100%	100%	100%	100%	100%	100%
Other Hybrid Services	8,022	1%	99%	99%	99%	99%	99%	99%
Other Hybrid Retail	5,965	1%	91%	97%	97%	97%	96%	96%

OTHER RETAIL / SERVICES	$374,410	42%	90%	94%	96%	97%	97%	96%
Other Services	63,980	7%	93%	95%	97%	96%	94%	95%
Off-Price Apparel	59,465	7%	98%	100%	100%	100%	100%	100%
Fitness / Sports	49,055	5%	74%	89%	92%	95%	95%	93%
Value Apparel, Shoes, Accessories	44,612	5%	90%	95%	97%	98%	97%	97%
Home Décor	43,167	5%	95%	100%	100%	99%	99%	99%
General Merchandise (Department, Gift, etc.)	33,776	4%	95%	97%	98%	98%	99%	98%
Other Retail	32,199	4%	97%	99%	100%	100%	100%	100%
Health & Beauty	25,949	3%	96%	97%	98%	98%	98%	98%
Entertainment	22,207	2%	59%	50%	80%	90%	85%	77%

TOTAL	$900,623	100%	94%	96%	98%	98%	98%	97%

Rent deferrals, abatements and retro billing adjustments			4%	2%	1%	1%	1%	1%

	Total addressed billed base rent		98%	98%	99%	99%	99%	98%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 32

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	87	2,629,639	3.9%	$31,244	3.5%	$11.88
2	The Kroger Co. (3)	43	2,947,508	4.4%	21,633	2.4%	7.34
3	Burlington Stores, Inc.	31	1,479,953	2.2%	16,148	1.8%	10.91
4	Dollar Tree Stores, Inc. (4)	124	1,440,678	2.1%	16,068	1.8%	11.15
5	Publix Super Markets, Inc.	32	1,430,950	2.1%	14,548	1.6%	10.17
6	Ross Stores, Inc (5)	36	959,060	1.4%	11,742	1.3%	12.24
7	Ahold Delhaize (6)	20	1,059,637	1.6%	11,273	1.3%	10.64
8	L.A Fitness International, LLC	14	566,362	0.8%	10,944	1.2%	19.32
9	PetSmart, Inc.	27	605,860	0.9%	9,302	1.0%	15.35
10	Albertson's Companies, Inc (7)	13	740,399	1.1%	9,201	1.0%	12.43

		427	13,860,046	20.5%	152,103	16.9%	10.97

11	Big Lots, Inc.	36	1,159,599	1.7%	8,213	0.9%	7.08
12	PETCO Animal Supplies, Inc. (8)	33	447,890	0.7%	7,920	0.9%	17.68
13	Ulta Beauty, Inc.	29	326,152	0.5%	7,571	0.8%	23.21
14	Five Below, Inc.	43	391,619	0.6%	7,334	0.8%	18.73
15	Kohl's Corporation	12	914,585	1.4%	7,253	0.8%	7.93
16	Party City Holdco Inc.	32	464,729	0.7%	6,804	0.8%	14.64
17	The Michaels Companies, Inc.	22	496,954	0.7%	6,226	0.7%	12.53
18	Bed Bath & Beyond, Inc. (9)	23	553,560	0.8%	6,101	0.7%	11.02
19	Staples, Inc.	23	476,334	0.7%	5,932	0.7%	12.45
20	Amazon.com, Inc. / Whole Foods Market Services, Inc.	9	300,997	0.4%	5,516	0.6%	18.33

		689	19,392,465	28.7%	220,973	24.6%	11.39

21	Office Depot, Inc. (10)	21	459,486	0.7%	5,320	0.6%	11.58
22	Best Buy Co., Inc.	10	408,010	0.6%	5,055	0.6%	12.39
23	CVS Health	15	222,799	0.3%	4,900	0.5%	21.99
24	JOANN Stores, Inc.	21	415,255	0.6%	4,803	0.5%	11.57
25	Hobby Lobby Stores, Inc.	12	673,146	1.0%	4,739	0.5%	7.04
26	Wal-Mart Stores, Inc. (11)	11	1,194,064	1.8%	4,552	0.5%	3.81
27	JP Morgan Chase & Co.	27	96,393	0.1%	4,494	0.5%	46.62
28	Harbor Freight Tools	24	411,208	0.6%	4,254	0.5%	10.35
29	Gap, Inc. (12)	13	215,422	0.3%	4,165	0.5%	19.33
30	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
31	DICK's Sporting Goods, Inc. (13)	8	289,051	0.4%	4,065	0.5%	14.06
32	Designer Brands Inc. (DSW)	13	256,901	0.4%	3,959	0.4%	15.41
33	Walgreens Boots Alliance, Inc.	18	237,680	0.4%	3,871	0.4%	16.29
34	Sally Beauty Holdings, Inc. (14)	86	155,478	0.2%	3,585	0.4%	23.06
35	AMC Entertainment Holdings, Inc.	4	200,955	0.3%	3,579	0.4%	17.81
36	Wakefern Food Corporation (15)	5	267,832	0.4%	3,573	0.4%	13.34
37	Bank of America, NA	25	87,063	0.1%	3,497	0.4%	40.17
38	Rainbow Shops	34	252,722	0.4%	3,418	0.4%	13.52
39	Regal Entertainment Group (16)	3	156,549	0.2%	3,291	0.4%	21.02
40	Giant Eagle, Inc	3	242,946	0.4%	3,165	0.4%	13.03

	TOTAL TOP 40 RETAILERS	1,047	26,064,293	38.5%	$303,394	33.9%	$11.64

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Vons-3, Acme-2, Jewel-Osco-2, Tom Thumb-2, Albertsons-2,				(13) Includes DICK'S Sporting Goods-4 and Golf Galaxy-4.
(2) Includes T.J. Maxx-36, Marshalls-33, HomeGoods-16, HomeSense-1, and Sierra Trading Post-1.		Shop & Save Market-1, and Star Market-1.				(14) Includes Sally Beauty-78, Cosmoprof-7, and Macon Beauty Systems-1.
(3) Includes Kroger-32, King Soopers-4, Ralphs-2, Dillons-1, Food 4 Less-1, Harris Teeter-1		(8) Includes PETCO-32 and Unleashed-1.				(15) Includes ShopRite-3 and PriceRite-2.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-14, Harmon Face Values-4, buybuy Baby-3,				(16) Includes Regal Cinemas-2 and United Artist Theatres-1.
(4) Includes Dollar Tree-109, Family Dollar-14, and Deal$-1.		and Cost Plus World Market (sublease)-2.
(5) Includes Ross Dress for Less-32 and dd's Discounts-4.		(10) Includes Office Depot-11 and OfficeMax-10.
(6) Includes Giant Food-6, Super Stop & Shop-6, Food Lion-4, Bottom Dollar Food-1, Hannaford-1,		(11) Includes Supercenters-8, Discount Stores-2, and Walmart Neighborhood Market-1.
Stop & Shop-1, and Tops Market-1.		(12) Includes Old Navy-11 and Gap Factory-2.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 33

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/21	467	2,866,093	$47,923	$16.72	$3.99	$2.23	6.3	351	2,241,762	$15.90	$14.09	12.8%
Three months ended 9/30/21	386	2,770,003	40,269	14.54	3.23	1.43	6.0	285	2,352,283	14.22	12.85	10.7%
Three months ended 6/30/21	396	2,275,255	37,423	16.45	4.75	2.06	6.1	304	1,893,136	15.89	14.45	10.0%
Three months ended 3/31/21	392	2,130,048	35,558	16.69	4.59	1.60	5.6	309	1,717,603	16.94	15.88	6.7%
TOTAL - TWELVE MONTHS ENDED 12/31/21	1,641	10,041,399	$161,173	$16.05	$4.08	$1.84	6.0	1,249	8,204,784	$15.63	$14.19	10.1%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/21	430	2,121,990	$40,498	$19.08	$5.39	$3.01	6.9	314	1,497,659	$18.84	$16.45	14.5%
Three months ended 9/30/21	332	1,719,493	28,570	16.62	5.20	2.31	6.6	231	1,301,773	16.70	14.87	12.3%
Three months ended 6/30/21	361	1,566,061	30,040	19.18	6.91	2.99	6.5	269	1,183,942	19.17	17.32	10.7%
Three months ended 3/31/21	355	1,409,570	26,461	18.77	6.94	2.42	6.0	272	997,125	20.05	18.73	7.0%
TOTAL - TWELVE MONTHS ENDED 12/31/21	1,478	6,817,114	$125,569	$18.42	$6.01	$2.71	6.5	1,086	4,980,499	$18.60	$16.70	11.4%

NEW LEASES
Three months ended 12/31/21	175	954,979	$19,218	$20.12	$10.90	$6.57	10.0	68	381,973	$20.58	$14.52	41.7%
Three months ended 9/30/21	161	745,712	13,001	17.43	9.62	5.28	8.2	60	327,992	18.82	14.90	26.3%
Three months ended 6/30/21	163	700,175	13,639	19.48	14.44	6.45	9.3	75	328,891	19.93	16.64	19.8%
Three months ended 3/31/21	140	654,505	11,164	17.06	14.37	5.16	8.7	60	252,511	19.18	15.95	20.3%
TOTAL - TWELVE MONTHS ENDED 12/31/21	639	3,055,371	$57,022	$18.66	$12.14	$5.92	9.1	263	1,291,367	$19.70	$15.44	27.6%

RENEWAL LEASES
Three months ended 12/31/21	255	1,167,011	$21,280	$18.23	$0.87	$0.10	4.4	246	1,115,686	$18.24	$17.12	6.5%
Three months ended 9/30/21	171	973,781	15,569	15.99	1.82	0.04	5.3	171	973,781	15.99	14.86	7.6%
Three months ended 6/30/21	198	865,886	16,401	18.94	0.81	0.20	4.3	194	855,051	18.88	17.59	7.3%
Three months ended 3/31/21	215	755,065	15,297	20.26	0.50	0.05	3.6	212	744,614	20.34	19.67	3.4%
TOTAL - TWELVE MONTHS ENDED 12/31/21	839	3,761,743	$68,547	$18.22	$1.03	$0.10	4.4	823	3,689,132	$18.22	$17.14	6.3%

OPTION LEASES
Three months ended 12/31/21	37	744,103	$7,425	$9.98	$—	$—	4.7	37	744,103	$9.98	$9.33	7.0%
Three months ended 9/30/21	54	1,050,510	11,699	11.14	—	—	5.0	54	1,050,510	11.14	10.35	7.6%
Three months ended 6/30/21	35	709,194	7,383	10.41	—	—	5.0	35	709,194	10.41	9.64	8.0%
Three months ended 3/31/21	37	720,478	9,097	12.63	—	—	5.0	37	720,478	12.63	11.93	5.9%
TOTAL - TWELVE MONTHS ENDED 12/31/21	163	3,224,285	$35,604	$11.04	$—	$—	4.9	163	3,224,285	$11.04	$10.31	7.1%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 12/31/21						Twelve Months Ended 12/31/21
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	14%	1,718,335	60%	43%	$11.92	13.9%	14%	6,110,074	61%	44%	$11.49	8.8%
New & Renewal Leases Only	11%	1,064,490	50%	39%	14.72	17.5%	10%	3,239,332	48%	35%	13.45	10.9%
New Leases	12%	500,038	52%	44%	16.81	67.4%	11%	1,457,079	48%	36%	14.15	38.1%
Renewal Leases	11%	564,452	48%	34%	12.86	0.1%	10%	1,782,253	47%	33%	12.88	1.7%
Option Leases	41%	653,845	88%	65%	7.36	6.5%	46%	2,870,742	89%	75%	9.28	6.3%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	86%	1,147,758	40%	57%	$23.91	12.0%	86%	3,931,325	39%	56%	$23.14	11.3%
New & Renewal Leases Only	89%	1,057,500	50%	61%	23.48	12.6%	90%	3,577,782	52%	65%	22.92	11.6%
New Leases	88%	454,941	48%	56%	23.76	21.8%	89%	1,598,292	52%	64%	22.77	21.1%
Renewal Leases	89%	602,559	52%	66%	23.27	10.3%	90%	1,979,490	53%	67%	23.03	8.8%
Option Leases	59%	90,258	12%	35%	28.95	7.9%	54%	353,543	11%	25%	25.36	9.5%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 34

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/21	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
NEW LEASES
Weighted average over lease term:
Base rent	$ 20.00	$ 21.65	$ 18.53	$ 21.04	$ 18.15	$ 18.64
Tenant improvements and allowances	(1.55)	(1.36)	(1.35)	(1.80)	(1.76)	(1.97)
Third party leasing commissions	(0.63)	(0.68)	(0.57)	(0.70)	(0.55)	(0.52)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	17.82	19.61	16.61	18.54	15.84	16.15
Tenant specific landlord work (1)	(1.35)	(1.02)	(1.35)	(1.83)	(1.31)	(0.92)
NET EFFECTIVE RENT	$ 16.47	$ 18.59	$ 15.26	$ 16.71	$ 14.53	$ 15.23
Net effective rent before tenant specific landlord work /
base rent	89%	91%	90%	88%	87%	87%
Net effective rent / base rent	82%	86%	82%	79%	80%	82%
Weighted average term (years)	9.1	10.0	8.2	9.3	8.7	8.0

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	35%	44%	29%	30%	32%	22%
< 10,000 SF	65%	56%	71%	70%	68%	78%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 12/31/21:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	60	1,527,020	$ 22,986	$ 15.05
< 10,000 SF	334	1,044,686	27,287	26.12
TOTAL	394	2,571,706	$ 50,273	$ 19.55

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 380 basis points of total portfolio GLA, 50 basis points of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 35

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	316	925,791	1.5%	1.5%	$14.87	$14.87	15	259,317	0.6%	0.6%	$10.22	$10.22	301	666,474	3.7%	2.6%	$16.68	$16.68
2022	1,089	5,673,548	9.1%	8.7%	13.77	13.78	117	3,172,818	7.2%	5.9%	8.88	8.88	972	2,500,730	13.7%	11.7%	19.98	19.98
2023	1,124	7,015,328	11.3%	11.6%	14.88	15.02	175	4,575,885	10.4%	10.1%	10.48	10.53	949	2,439,443	13.4%	13.2%	23.14	23.43
2024	1,143	8,958,585	14.4%	13.1%	13.18	13.40	187	6,466,369	14.8%	13.2%	9.60	9.62	956	2,492,216	13.7%	13.2%	22.50	23.23
2025	929	7,755,001	12.5%	11.9%	13.77	14.06	181	5,582,718	12.7%	12.2%	10.40	10.46	748	2,172,283	11.9%	11.4%	22.43	23.34
2026	882	7,395,456	11.9%	12.0%	14.62	15.08	178	5,348,204	12.2%	12.2%	10.82	10.91	704	2,047,252	11.2%	11.8%	24.56	26.00
2027	640	6,257,566	10.1%	9.7%	13.96	15.21	148	4,679,318	10.7%	10.8%	10.97	11.70	492	1,578,248	8.7%	8.5%	22.83	25.60
2028	340	2,912,451	4.7%	5.3%	16.24	17.77	73	2,043,600	4.7%	5.0%	11.72	12.38	267	868,851	4.8%	5.5%	26.86	30.43
2029	367	3,841,848	6.2%	6.3%	14.80	16.42	103	2,982,501	6.8%	7.2%	11.52	12.47	264	859,347	4.7%	5.3%	26.18	30.12
2030	285	2,951,175	4.8%	4.8%	14.57	16.17	71	2,217,968	5.1%	5.0%	10.62	11.37	214	733,207	4.0%	4.6%	26.54	30.68
2031	295	2,745,081	4.4%	5.0%	16.34	18.48	71	1,953,490	4.5%	5.2%	12.74	14.09	224	791,591	4.2%	4.7%	25.22	29.31
2032+	447	5,597,591	9.1%	10.1%	16.43	19.09	145	4,507,185	10.3%	12.6%	13.31	14.96	302	1,090,406	6.0%	7.5%	29.32	36.16

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	316	925,791	1.5%	1.5%	$14.87	$14.87	15	259,317	0.6%	0.6%	$10.22	$10.22	301	666,474	3.7%	2.6%	$16.68	$16.68
2022	901	3,362,147	5.4%	5.5%	14.78	14.79	56	1,310,718	3.0%	2.1%	7.50	7.50	845	2,051,429	11.2%	9.3%	19.44	19.44
2023	827	3,008,686	4.9%	6.1%	18.12	18.41	61	1,194,932	2.7%	2.6%	10.49	10.70	766	1,813,754	9.9%	9.9%	23.15	23.49
2024	777	2,830,426	4.6%	5.5%	17.48	18.04	46	1,139,122	2.6%	2.6%	10.64	10.71	731	1,691,304	9.3%	8.8%	22.09	22.98
2025	572	2,349,980	3.8%	4.6%	17.60	18.31	43	1,009,865	2.3%	2.4%	11.06	11.14	529	1,340,115	7.3%	7.1%	22.53	23.71
2026	530	2,298,095	3.7%	4.5%	17.81	18.87	41	1,034,474	2.4%	2.3%	10.36	10.59	489	1,263,621	6.9%	7.1%	23.90	25.65
2027	450	2,280,306	3.7%	4.3%	17.11	18.75	54	1,159,047	2.6%	2.7%	11.05	11.79	396	1,121,259	6.1%	6.1%	23.37	25.96
2028	303	1,582,452	2.6%	3.2%	18.42	19.70	35	786,367	1.8%	1.9%	11.73	11.97	268	796,085	4.4%	4.7%	25.02	27.35
2029	296	1,477,062	2.4%	3.0%	18.29	19.68	35	701,383	1.6%	1.8%	11.92	12.16	261	775,679	4.3%	4.4%	24.05	26.48
2030	271	1,758,305	2.8%	3.0%	15.28	16.43	40	1,036,624	2.4%	2.2%	10.07	10.53	231	721,681	4.0%	3.9%	22.75	24.91
2031	275	1,892,801	3.1%	3.3%	15.79	17.07	42	1,186,562	2.7%	2.8%	11.00	11.23	233	706,239	3.9%	4.0%	23.84	26.89
2032+	2,339	38,263,370	61.5%	55.5%	13.04	13.92	996	32,970,962	75.3%	76.0%	10.97	11.52	1,343	5,292,408	29.0%	32.1%	25.90	28.88

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/21				71.9%	82.1%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 36

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2020 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	26	3,194,619	85.3%	96.2%	$65,991	$21.94	6.8%	4.7%	7.3%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,226	95.9%	97.0%	35,585	23.66	2.6%	2.5%	4.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,494,230	77.9%	81.6%	40,242	14.85	3.7%	5.2%	4.5%
4	Dallas-Fort Worth-Arlington, TX	12	2,502,194	87.4%	90.6%	40,609	18.10	3.1%	3.7%	4.5%
5	Houston-The Woodlands-Sugar Land, TX	28	3,782,290	91.6%	93.6%	45,735	13.34	7.3%	5.6%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	468,481	63.0%	85.3%	5,915	15.34	0.8%	0.7%	0.7%
7	Miami-Fort Lauderdale-Pompano Beach, FL	9	1,466,177	75.5%	83.1%	20,157	16.81	2.4%	2.2%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,208,281	89.1%	91.3%	64,330	19.27	6.0%	6.2%	7.1%
9	Atlanta-Sandy Springs-Alpharetta, GA	24	3,712,662	87.3%	90.0%	40,023	12.33	6.3%	5.5%	4.4%
10	Phoenix-Mesa-Chandler, AZ	0	—	—	—	—	—	—	—	—
	Top 10 Largest US MSAs by Population	149	24,535,160	86.1%	90.4%	358,587	17.02	39.0%	36.3%	39.8%

11	Boston-Cambridge-Newton, MA-NH	6	724,145	86.8%	90.9%	9,090	13.81	1.6%	1.1%	1.0%
12	San Francisco-Oakland-Berkeley, CA	2	506,994	97.4%	99.0%	11,979	29.51	0.5%	0.8%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	501,889	83.7%	95.6%	9,120	21.83	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,459,631	85.6%	92.4%	16,174	13.03	2.1%	2.2%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,085,639	92.0%	94.0%	14,083	15.20	2.1%	1.6%	1.6%
17	San Diego-Chula Vista-Carlsbad, CA	3	646,187	92.6%	98.3%	15,029	24.17	0.8%	1.0%	1.7%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,778,193	89.0%	91.1%	25,572	16.47	2.9%	2.6%	2.8%
19	Denver-Aurora-Lakewood, CO	6	1,316,148	84.7%	94.2%	17,467	15.16	1.6%	2.0%	1.9%
20	St. Louis, MO-IL	2	209,036	95.5%	95.5%	2,128	10.84	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	199	32,763,022	86.7%	91.2%	479,229	16.97	52.1%	48.6%	53.1%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Charlotte-Concord-Gastonia, NC-SC	6	1,558,056	95.1%	95.7%	16,611	12.26	1.6%	2.3%	1.8%
23	Orlando-Kissimmee-Sanford, FL	5	802,548	85.4%	86.6%	15,862	23.28	1.3%	1.2%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento-Roseville-Folsom, CA	1	105,531	33.1%	33.1%	985	28.21	0.3%	0.2%	0.1%
27	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
28	Pittsburgh, PA	1	202,349	100.0%	100.0%	2,123	11.82	0.3%	0.3%	0.2%
29	Austin-Round Rock-Georgetown, TX	1	170,605	96.0%	96.0%	2,120	12.94	0.3%	0.3%	0.2%
30	Cincinnati, OH-KY-IN	7	1,860,331	90.7%	93.2%	23,734	17.62	1.8%	2.8%	2.6%
31	Kansas City, MO-KS	4	608,649	88.1%	90.5%	4,791	8.84	1.0%	0.9%	0.5%
32	Columbus, OH	3	424,304	92.1%	92.1%	4,070	10.83	0.8%	0.6%	0.5%
33	Indianapolis-Carmel-Anderson, IN	2	726,319	87.5%	91.0%	7,565	11.62	0.5%	1.1%	0.8%
34	Cleveland-Elyria, OH	3	795,777	83.1%	84.1%	8,782	13.22	0.8%	1.2%	1.0%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 37

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2020 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	798,262	97.8%	99.0%	9,831	12.44	1.0%	1.2%	1.1%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	88.6%	91.4%	2,957	21.77	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Jacksonville, FL	3	691,455	95.4%	99.0%	7,527	11.41	0.8%	1.0%	0.8%
40	Milwaukee-Waukesha, WI	4	566,998	84.2%	84.7%	5,543	11.55	1.0%	0.8%	0.6%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh-Cary, NC	2	286,697	80.4%	98.1%	4,108	14.72	0.5%	0.4%	0.5%
43	Memphis, TN-MS-AR	1	649,252	94.1%	95.5%	9,829	16.43	0.3%	1.0%	1.1%
44	Richmond, VA	2	229,840	92.5%	97.4%	3,609	16.12	0.5%	0.3%	0.4%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Louisville/Jefferson County, KY-IN	4	700,165	93.5%	95.5%	7,525	11.56	1.0%	1.0%	0.8%
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-East Hartford-Middletown, CT	3	584,167	82.1%	82.4%	8,284	17.22	0.8%	0.9%	0.9%
49	Buffalo-Cheektowaga, NY	0	—	—	—	—	—	—	—	—
50	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	256	44,674,627	87.6%	91.4%	625,085	16.22	67.0%	66.2%	69.1%

	MSAs Ranked 51 - 100 by Population	46	8,359,502	90.1%	92.8%	97,403	13.27	12.0%	12.4%	10.8%

	Other MSAs	80	14,418,798	91.2%	93.1%	178,135	14.23	21.0%	21.4%	20.1%

TOTAL		382	67,452,927	88.7%	92.0%	$900,623	$15.42	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 38

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,194,619	85.3%	96.2%	$65,991	$21.94	6.8%	4.7%	7.3%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,208,281	89.1%	91.3%	64,330	19.27	6.0%	6.2%	7.1%
3	Houston-The Woodlands-Sugar Land, TX	5	28	3,782,290	91.6%	93.6%	45,735	13.34	7.3%	5.6%	5.1%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,502,194	87.4%	90.6%	40,609	18.10	3.1%	3.7%	4.5%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,494,230	77.9%	81.6%	40,242	14.85	3.7%	5.2%	4.5%
6	Atlanta-Sandy Springs-Alpharetta, GA	9	24	3,712,662	87.3%	90.0%	40,023	12.33	6.3%	5.5%	4.4%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,226	95.9%	97.0%	35,585	23.66	2.6%	2.5%	4.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,193	89.0%	91.1%	25,572	16.47	2.9%	2.6%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,860,331	90.7%	93.2%	23,734	17.62	1.8%	2.8%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,466,177	75.5%	83.1%	20,157	16.81	2.4%	2.2%	2.2%
	10 Largest MSAs by ABR	—	164	27,705,203	87.0%	90.7%	401,978	17.05	42.9%	41.0%	44.5%

11	Naples-Marco Island, FL	139	5	1,069,281	95.1%	97.0%	18,838	18.46	1.3%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,316,148	84.7%	94.2%	17,467	15.16	1.6%	2.0%	1.9%
13	Charlotte-Concord-Gastonia, NC-SC	22	6	1,558,056	95.1%	95.7%	16,611	12.26	1.6%	2.3%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,459,631	85.6%	92.4%	16,174	13.03	2.1%	2.2%	1.8%
15	Orlando-Kissimmee-Sanford, FL	23	5	802,548	85.4%	86.6%	15,862	23.28	1.3%	1.2%	1.8%
16	San Diego-Chula Vista-Carlsbad, CA	17	3	646,187	92.6%	98.3%	15,029	24.17	0.8%	1.0%	1.7%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,085,639	92.0%	94.0%	14,083	15.20	2.1%	1.6%	1.6%
18	San Francisco-Oakland-Berkeley, CA	12	2	506,994	97.4%	99.0%	11,979	29.51	0.5%	0.8%	1.3%
19	Ann Arbor, MI	149	3	820,327	88.5%	89.5%	11,712	16.07	0.8%	1.2%	1.3%
20	Vallejo, CA	122	1	519,324	90.0%	94.6%	10,359	21.27	0.3%	0.8%	1.2%
	20 Largest MSAs by ABR	—	211	37,489,338	87.8%	91.6%	550,092	17.08	55.3%	55.7%	61.0%

21	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	97.8%	99.0%	9,831	12.44	1.0%	1.2%	1.1%
22	Memphis, TN-MS-AR	43	1	649,252	94.1%	95.5%	9,829	16.43	0.3%	1.0%	1.1%
23	North Port-Sarasota-Bradenton, FL	67	5	734,750	86.6%	96.0%	9,777	13.97	1.3%	1.1%	1.1%
24	Binghamton, NY	196	4	751,572	95.1%	95.4%	9,763	13.82	1.0%	1.1%	1.1%
25	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	94.8%	96.2%	9,589	13.25	0.8%	1.2%	1.1%
26	Port St. Lucie, FL	112	5	688,049	88.3%	90.7%	9,544	15.39	1.3%	1.0%	1.1%
27	Riverside-San Bernardino-Ontario, CA	13	4	501,889	83.7%	95.6%	9,120	21.83	1.0%	0.7%	1.0%
28	Boston-Cambridge-Newton, MA-NH	11	6	724,145	86.8%	90.9%	9,090	13.81	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	34	3	795,777	83.1%	84.1%	8,782	13.22	0.8%	1.2%	1.0%
30	Hartford-East Hartford-Middletown, CT	48	3	584,167	82.1%	82.4%	8,284	17.22	0.8%	0.9%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	726,319	87.5%	91.0%	7,565	11.62	0.5%	1.1%	0.8%
32	Jacksonville, FL	39	3	691,455	95.4%	99.0%	7,527	11.41	0.8%	1.0%	0.8%
33	Louisville/Jefferson County, KY-IN	46	4	700,165	93.5%	95.5%	7,525	11.56	1.0%	1.0%	0.8%
34	Norwich-New London, CT	186	2	433,532	92.3%	92.3%	6,416	16.40	0.5%	0.6%	0.7%
35	Worcester, MA-CT	58	3	515,320	84.7%	93.7%	6,100	15.37	0.8%	0.8%	0.7%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 39

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	New Haven-Milford, CT	68	4	487,795	83.5%	83.5%	5,945	14.60	1.0%	0.7%	0.7%
37	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	468,481	63.0%	85.3%	5,915	15.34	0.8%	0.7%	0.7%
38	Greensboro-High Point, NC	76	1	407,944	98.1%	98.1%	5,770	14.41	0.3%	0.6%	0.6%
39	Poughkeepsie-Newburgh-Middletown, NY	88	3	399,379	98.0%	100.0%	5,695	14.48	0.8%	0.6%	0.6%
40	Milwaukee-Waukesha, WI	40	4	566,998	84.2%	84.7%	5,543	11.55	1.0%	0.8%	0.6%
41	College Station-Bryan, TX	183	3	433,728	93.1%	95.4%	5,488	15.96	0.8%	0.6%	0.6%
42	Wilmington, NC	167	2	379,107	90.9%	90.9%	5,361	15.72	0.5%	0.6%	0.6%
43	Scranton--Wilkes-Barre, PA	101	2	619,139	90.8%	91.6%	5,291	23.74	0.5%	0.9%	0.6%
44	Kansas City, MO-KS	31	4	608,649	88.1%	90.5%	4,791	8.84	1.0%	0.9%	0.5%
45	Oxnard-Thousand Oaks-Ventura, CA	72	2	319,844	84.2%	85.2%	4,667	17.84	0.5%	0.5%	0.5%
46	Boulder, CO	156	1	278,419	94.3%	94.6%	4,476	16.99	0.3%	0.4%	0.5%
47	Dayton-Kettering, OH	74	1	333,998	96.1%	96.1%	4,401	14.04	0.3%	0.5%	0.5%
48	Mobile, AL	127	1	429,636	81.6%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
49	Greenville-Anderson, SC	60	2	220,723	100.0%	100.0%	4,124	19.13	0.5%	0.3%	0.5%
50	Manchester-Nashua, NH	132	2	228,850	97.0%	97.7%	4,123	19.39	0.5%	0.3%	0.5%
	50 Largest MSAs by ABR	—	298	53,796,114	88.3%	91.8%	754,803	16.25	77.9%	79.7%	83.8%

51	Raleigh-Cary, NC	42	2	286,697	80.4%	98.1%	4,108	14.72	0.5%	0.4%	0.5%
52	Fresno, CA	55	1	255,149	99.0%	99.0%	4,076	16.13	0.3%	0.4%	0.5%
53	Columbus, OH	32	3	424,304	92.1%	92.1%	4,070	10.83	0.8%	0.6%	0.5%
54	Charleston-North Charleston, SC	73	2	498,871	83.2%	83.7%	4,030	9.78	0.5%	0.7%	0.4%
55	Panama City, FL	252	2	397,492	94.1%	97.6%	3,996	10.30	0.5%	0.6%	0.4%
56	Spartanburg, SC	158	1	360,277	73.0%	78.0%	3,992	14.43	0.3%	0.5%	0.4%
57	Cape Coral-Fort Myers, FL	75	1	281,394	91.0%	96.2%	3,727	14.14	0.3%	0.4%	0.4%
58	Richmond, VA	44	2	229,840	92.5%	97.4%	3,609	16.12	0.5%	0.3%	0.4%
59	Bakersfield, CA	62	1	240,068	94.7%	97.8%	3,604	15.64	0.3%	0.4%	0.4%
60	Hilton Head Island-Bluffton, SC	203	2	231,952	97.5%	97.5%	3,549	15.69	0.5%	0.3%	0.4%
61	Winston-Salem, NC	87	2	354,801	78.1%	78.1%	3,314	12.83	0.5%	0.5%	0.4%
62	Atlantic City-Hammonton, NJ	188	1	179,199	93.1%	93.1%	3,249	19.48	0.3%	0.3%	0.4%
63	Greenville, NC	238	1	233,153	94.3%	95.5%	3,082	13.85	0.3%	0.3%	0.3%
64	Des Moines-West Des Moines, IA	82	2	495,948	94.1%	94.1%	3,077	6.59	0.5%	0.7%	0.3%
65	Springfield, MA	84	2	322,088	88.2%	95.1%	3,038	13.51	0.5%	0.5%	0.3%
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	88.6%	91.4%	2,957	21.77	0.3%	0.2%	0.3%
67	Pittsfield, MA	330	1	188,444	96.4%	96.4%	2,854	15.71	0.3%	0.3%	0.3%
68	Savannah, GA	138	2	221,381	96.2%	96.7%	2,791	13.03	0.5%	0.3%	0.3%
69	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	97.3%	97.3%	2,602	16.60	0.3%	0.2%	0.3%
70	Roanoke, VA	164	2	313,340	94.4%	95.2%	2,565	10.71	0.5%	0.5%	0.3%
71	Hickory-Lenoir-Morganton, NC	147	2	284,984	93.9%	93.9%	2,476	9.25	0.5%	0.4%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 40

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Altoona, PA	343	1	266,512	87.4%	87.4%	2,438	10.57	0.3%	0.4%	0.3%
73	Elkhart-Goshen, IN	220	1	211,680	89.5%	89.5%	2,432	12.83	0.3%	0.3%	0.3%
74	Duluth, MN-WI	171	1	183,105	96.2%	97.0%	2,418	13.62	0.3%	0.3%	0.3%
75	Dover, DE	237	1	191,974	97.3%	97.3%	2,192	11.74	0.3%	0.3%	0.2%
76	Flint, MI	134	1	164,632	96.4%	100.0%	2,158	13.20	0.3%	0.2%	0.2%
77	Concord, NH	280	1	188,887	94.2%	97.4%	2,149	12.37	0.3%	0.3%	0.2%
78	St. Louis, MO-IL	20	2	209,036	95.5%	95.5%	2,128	10.84	0.5%	0.3%	0.2%
79	Pittsburgh, PA	28	1	202,349	100.0%	100.0%	2,123	11.82	0.3%	0.3%	0.2%
80	Austin-Round Rock-Georgetown, TX	29	1	170,605	96.0%	96.0%	2,120	12.94	0.3%	0.3%	0.2%
81	Manhattan, KS	322	1	214,898	99.5%	99.5%	2,106	15.82	0.3%	0.3%	0.2%
82	Trenton-Princeton, NJ	148	1	160,969	63.7%	90.7%	2,094	14.34	0.3%	0.2%	0.2%
83	Tulsa, OK	54	1	193,276	96.7%	100.0%	2,007	10.38	0.3%	0.3%	0.2%
84	Greeneville, TN	481	1	224,139	98.7%	98.7%	1,971	9.10	0.3%	0.3%	0.2%
85	Santa Maria-Santa Barbara, CA	123	1	179,549	68.5%	88.9%	1,942	13.24	0.3%	0.3%	0.2%
86	Saginaw, MI	231	1	184,735	98.0%	98.0%	1,938	10.71	0.3%	0.3%	0.2%
87	Rutland, VT	542	1	223,314	90.0%	90.0%	1,938	9.65	0.3%	0.3%	0.2%
88	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	98.4%	98.4%	1,881	12.08	0.3%	0.2%	0.2%
89	Portland-South Portland, ME	106	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
90	California-Lexington Park, MD	354	1	92,335	100.0%	100.0%	1,827	19.79	0.3%	0.1%	0.2%
91	Tucson, AZ	53	1	165,350	67.1%	79.3%	1,806	13.77	0.3%	0.2%	0.2%
92	Columbus, IN	425	1	142,989	100.0%	100.0%	1,729	12.09	0.3%	0.2%	0.2%
93	Toledo, OH	94	1	289,105	83.8%	83.8%	1,712	12.57	0.3%	0.4%	0.2%
94	Ithaca, NY	383	1	204,405	82.6%	93.2%	1,702	9.70	0.3%	0.3%	0.2%
95	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	97.8%	98.9%	1,628	9.04	0.3%	0.3%	0.2%
96	London, KY	292	1	165,826	99.0%	99.0%	1,558	9.49	0.3%	0.2%	0.2%
97	Georgetown, SC	509	1	120,095	93.1%	95.3%	1,557	13.61	0.3%	0.2%	0.2%
98	Muskegon, MI	248	1	104,600	96.2%	96.2%	1,549	15.40	0.3%	0.2%	0.2%
99	Durham-Chapel Hill, NC	91	1	97,226	97.8%	97.8%	1,546	16.25	0.3%	0.1%	0.2%
100	Palm Bay-Melbourne-Titusville, FL	96	1	125,392	71.0%	83.9%	1,527	14.52	0.3%	0.2%	0.2%
	100 Largest MSAs by ABR	—	362	65,211,559	88.7%	92.1%	881,617	15.61	94.8%	96.7%	97.9%

	Other MSAs	—	20	2,241,368	86.7%	87.2%	19,006	10.00	5.2%	3.3%	2.1%

TOTAL		—	382	67,452,927	88.7%	92.0%	$900,623	$15.42	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 41

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,374,903	87.7%	91.8%	$120,036	$15.95	12.8%	12.4%	13.3%
2	California	27	5,073,076	90.9%	94.8%	98,666	22.17	7.1%	7.5%	11.0%
3	Texas	45	6,973,484	90.4%	92.8%	95,129	15.18	11.8%	10.3%	10.6%
4	New York	27	3,457,566	88.2%	96.5%	65,961	20.34	7.1%	5.1%	7.3%
5	Pennsylvania	26	4,998,492	90.4%	91.7%	65,316	17.24	6.8%	7.4%	7.3%
6	Georgia	29	4,288,396	88.5%	91.0%	45,661	12.02	7.6%	6.4%	5.1%
7	North Carolina	19	3,945,131	92.2%	93.8%	43,854	12.54	5.0%	5.8%	4.9%
8	New Jersey	16	2,828,773	86.8%	93.3%	43,799	17.65	4.2%	4.2%	4.9%
9	Illinois	15	3,582,076	78.1%	81.7%	40,803	14.64	3.9%	5.3%	4.5%
10	Michigan	16	2,996,800	86.7%	90.5%	35,380	13.63	4.2%	4.4%	3.9%
11	Ohio	14	3,016,774	88.1%	89.6%	34,802	14.98	3.7%	4.5%	3.9%
12	Connecticut	11	1,792,065	85.8%	85.9%	24,352	15.92	2.9%	2.7%	2.7%
13	Tennessee	8	1,849,963	96.6%	97.6%	23,194	13.03	2.1%	2.7%	2.6%
14	Colorado	7	1,594,567	86.4%	94.3%	21,943	15.50	1.7%	2.4%	2.4%
15	Massachusetts	10	1,507,803	90.3%	95.0%	19,165	15.15	2.6%	2.2%	2.1%
16	Kentucky	7	1,683,198	94.7%	95.9%	18,002	12.36	1.7%	2.6%	2.0%
17	South Carolina	8	1,431,918	86.4%	88.0%	17,252	13.86	2.1%	2.1%	1.9%
18	Minnesota	9	1,268,744	92.6%	94.4%	16,501	14.94	2.4%	1.9%	1.8%
19	Indiana	5	1,213,015	90.4%	92.8%	13,124	11.76	1.3%	1.9%	1.5%
20	Virginia	6	826,362	85.6%	91.8%	9,964	14.28	1.5%	1.3%	1.1%
21	New Hampshire	5	659,931	86.4%	91.6%	8,189	14.04	1.3%	1.0%	0.9%
22	Maryland	3	427,934	75.2%	91.8%	6,909	18.22	0.8%	0.6%	0.8%
23	Wisconsin	4	566,998	84.2%	84.7%	5,543	11.55	1.0%	0.8%	0.6%
24	Missouri	5	655,984	90.7%	93.0%	5,466	9.15	1.3%	1.0%	0.6%
25	Alabama	1	429,636	81.6%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
26	Kansas	2	376,599	94.2%	94.2%	3,559	12.99	0.5%	0.6%	0.4%
27	Iowa	2	495,948	94.1%	94.1%	3,077	6.59	0.5%	0.7%	0.3%
28	Delaware	1	191,974	97.3%	97.3%	2,192	11.74	0.3%	0.3%	0.2%
29	Oklahoma	1	193,276	96.7%	100.0%	2,007	10.38	0.3%	0.3%	0.2%
30	Vermont	1	223,314	90.0%	90.0%	1,938	9.65	0.3%	0.3%	0.2%
31	Maine	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
32	Arizona	1	165,350	67.1%	79.3%	1,806	13.77	0.3%	0.2%	0.2%
33	West Virginia	1	75,344	90.7%	90.7%	782	11.44	0.3%	0.1%	0.1%

TOTAL		382	67,452,927	88.7%	92.0%	$900,623	$15.42	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	429,636	84.8%	$4,379	$12.29	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,806	13.77	Sam's Club*	Bookmans, CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,604	15.64	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	66.6%	2,362	29.92	Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.5%	1,417	22.32	Stater Bros.	-	-
6	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	92.7%	2,563	22.45	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	33.1%	985	28.21	Trader Joe's	-	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,595	16.68	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	93.6%	2,872	24.61	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	99.0%	4,076	16.13	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	Dick's Sporting Goods
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	88.9%	1,942	13.24	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,320	15.13	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,381	23.05	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,294	19.01	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,390	11.79	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,907	35.42	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	9,072	28.02	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	85.1%	5,637	25.59	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.2%	5,402	32.05	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,322	27.15	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2022	422,923	99.9%	10,562	25.80	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	99.0%	3,984	24.42	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	98.9%	3,197	29.62	Trader Joe's	Petco, Rite Aid, Ross Dress for less	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,558	23.92	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,305	12.62	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2022	201,903	91.9%	3,175	23.51	Stater Bros.	Burlington Stores, Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,151	21.64	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	98.5%	2,234	22.66	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2022	519,324	94.6%	10,359	21.27	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Five Below, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	818	8.59	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	92.2%	7,080	16.26	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swim School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,086	12.13	King Soopers (Kroger)	Chuze Fitness, Gen X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	99.3%	1,907	15.87	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,053	39.01	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.6%	4,476	16.99	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2022	331,128	91.3%	4,523	14.97	-	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Ross Dress for Less, Tile Shop, Ulta	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	93.0%	2,614	26.39	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.1%	2,397	13.22	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,042	15.13	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	74.6%	3,321	13.57	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	91.7%	2,349	17.08	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	93.8%	1,643	16.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	69.6%	1,248	13.51	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,602	16.60	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	74.4%	1,105	11.84	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	83.1%	2,012	13.54	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.4%	4,019	19.15	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	97.3%	2,192	11.74	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	96.2%	3,727	14.14	Publix	Anthony's Ladies Apparel, Bealls Outlet, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,934	17.88	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.7%	6,485	23.01	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Tota Music & Theatre Conservatory	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	92.1%	3,717	15.28	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.8%	1,934	24.63	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,628	9.04	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,881	12.09	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	933	10.63	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	97.8%	2,369	7.86	-	American Signature Furniture, Bealls Outlet, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,848	19.49	-	Dollar Tree, LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	92.2%	2,423	19.71	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	84.4%	1,815	12.09	Publix	Dollar Tree, Petco, Staples	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2022	109,745	84.4%	2,257	24.36	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	68.7%	3,493	15.33	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2022	211,590	98.1%	4,127	20.36	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,812	92.4%	2,342	13.08	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
65	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,273	17.18	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning, Walgreens	-
66	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,838	19.35	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
67	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,128	21.06	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
68	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,130	13.93	Publix	Zone Fitness Club	-
69	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	97.0%	1,059	12.34	Sedano's	Family Dollar	-
70	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,590	18.36	-	Burlington Stores, LA Fitness	Target
71	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.0%	1,084	14.79	Publix	-	-
72	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,264	17.39	Seabra Foods	Office Depot	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

73	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2022	414,284	75.6%	9,076	30.32	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
74	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	846	13.11	Publix	-	-
75	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,582	96.2%	3,075	20.21	-	Coastal Care, Walgreens	-
76	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	90.3%	1,285	14.41	Publix	Pet Supplies Plus	-
77	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,711	9.08	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
78	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2022	214,489	90.9%	2,709	13.90	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
79	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,305	13.71	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
80	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	751	13.17	Winn-Dixie (Southeastern Grocers)	-	-
81	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	97.4%	831	21.64	SuperTarget*	The Zoo Health Club	-
82	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,676	18.82	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
83	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,161	12.79	Publix	Big Lots, Crunch Fitness, HomeGoods	-
84	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	125,392	83.9%	1,527	14.52	Publix	Home Centric, Planet Fitness	-
85	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,057	13.33	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
86	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	270,504	100.0%	4,225	15.62	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
87	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	84.0%	2,005	17.57	Publix	CVS, Dollar Tree	-
88	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,457	9.74	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
89	Tyrone Gardens (3)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2022	195,214	89.4%	2,163	12.40	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	75.0%	1,609	14.19	Publix	Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	45.1%	758	15.26	Patel Brothers	Dollar Tree	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	100.0%	1,770	19.10	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	100.0%	1,376	16.24	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,444	17.11	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,050	8.03	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.3%	817	8.52	Publix	American Freight Furniture	-
97	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	93.0%	3,073	18.98	Publix	JOANN, Planet Fitness	-
98	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	93.3%	3,510	17.85	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
99	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	91.1%	4,568	11.50	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, NCG Cinemas	-
100	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,424	8.41	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
101	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	574	8.67	Food Depot	Family Dollar	-
102	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	98.2%	1,221	15.73	Publix	-	-
103	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	97.4%	2,303	13.79	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
104	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	820	12.19	Publix	-	-
105	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.8%	1,272	14.00	Kroger	-	-
106	Northside	Dalton	GA	Dalton, GA	2001	78,878	97.5%	746	10.37	-	Dollar Tree	-
107	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	937	12.04	Publix	-	-
108	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	97.4%	783	17.29	Kroger*	-	-
109	Westgate	Dublin	GA	Dublin, GA	2004	104,794	93.2%	677	6.93	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
110	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,687	10.87	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

111	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	79.1%	1,238	10.43	Food Depot	Staples	-
112	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	-
113	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	92.5%	1,258	14.01	Publix	-	-
114	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	88.6%	1,452	15.48	Publix	-	-
115	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	54.7%	1,023	8.17	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
116	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	100.0%	604	10.99	-	Marshalls	-
117	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	99.1%	1,322	11.80	Kroger	-	-
118	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	147,538	87.5%	1,865	14.45	Kroger	-	-
119	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	666	9.55	Food Depot	-	-
120	Connexion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	96.6%	1,989	19.13	-	My Salon Suites	-
121	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	91.7%	986	11.51	-	PGA TOUR Superstore	-
122	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	281,064	75.5%	2,414	11.37	Publix	-	-
123	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,692	14.50	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
124	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.7%	3,025	16.64	Kroger	-	-
125	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	89.1%	1,884	6.09	Walmart Supercenter	Conn's Home Plus, Harbor Freight, NCG Cinemas	-
126	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.1%	1,099	11.28	Kroger	-	-
127	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	226,243	90.3%	1,306	6.40	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
128	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,771	6.74	Price Chopper	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot	-
129	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	98.3%	3,793	19.33	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
130	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,035	13.97	-	XSport Fitness	Kohl's
131	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.5%	2,422	12.39	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
132	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.7%	4,438	15.92	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
133	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	83.9%	5,586	13.13	-	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
134	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	79.8%	2,255	10.35	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
135	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	61,609	98.9%	1,231	20.97	-	Dollar Tree, Walgreens	-
136	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	86.9%	561	7.35	Cub Foods (United Natural Foods Inc.)	-	-
137	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	76.4%	1,932	14.74	-	Best Buy, Painted Tree Marketplace, PetSmart	-
138	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	82.1%	1,373	15.67	Sunset Foods	-	-
139	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	64.4%	1,924	12.45	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
140	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,771	16.58	Jewel-Osco	Planet Fitness	-
141	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	62.6%	6,707	15.99	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, La-Z-Boy Furniture, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	-
142	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	-	Asian Grill Sushi Buffet, LA Fitness, Regal Cinemas	-
143	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	233,118	78.8%	2,860	15.57	TBA	Burlington Stores, Planet Fitness, Tile Shop	-
144	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.9%	1,313	10.59	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
145	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	100.0%	1,729	12.09	-	Burlington Stores, Five Below, OfficeMax, Overstock Furntiture & Mattress, Pet Supplies Plus, T.J.Maxx, Ulta	Target
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	89.5%	2,432	12.83	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
147	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	595,550	90.1%	6,252	11.86	Kroger	Burlington Stores, Harbor Freight Tools, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

148	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,398	10.59	Pay Less (Kroger)	-	-
149	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	87.1%	1,453	10.32	Hy-Vee	-	-
150	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,106	15.82	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
151	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	98.4%	1,022	7.96	-	At Home, Staples	-
152	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	95.1%	7,897	15.38	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
153	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,926	10.22	-	King Pin Lanes, Louisville Athletic Club	-
154	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,558	9.49	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
155	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,085	11.93	Kroger	Petco	-
156	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	86.8%	1,477	11.40	Kroger	-	-
157	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	2,037	12.89	Kroger Marketplace	-	-
158	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	96.7%	1,091	7.97	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	-
159	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,985	29.52	-	Golf Galaxy, Staples	Duluth Trading Co.
160	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	93.1%	1,660	13.41	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
161	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	90.4%	3,334	13.49	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx	-
162	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	367	14.38	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
163	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,412	18.94	Stop And Compare	Crunch Fitness, Rainbow Shops	-
164	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	100.0%	2,685	14.69	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	-
165	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	96.4%	2,854	15.71	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
166	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	98.2%	1,378	13.63	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
167	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,399	19.31	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
168	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,827	19.79	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
169	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,528	100.0%	900	35.26	-	-	-
170	Fox Run (3)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	310,071	88.7%	4,182	16.01	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	-
171	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,872	17.62	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
172	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.1%	6,551	18.08	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
173	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	84.8%	4,247	17.02	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
174	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.0%	956	12.04	Busch’s Fresh Food Market	Ace Hardware	-
175	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	880	11.13	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
176	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,158	13.20	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
177	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	654	8.15	D&W Fresh Market (SpartanNash)	-	-
178	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	163,346	63.3%	1,195	11.84	-	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	-
179	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,549	15.40	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
180	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	303,883	88.3%	2,934	10.94	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	-
181	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	93.7%	6,678	20.03	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
182	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	98.0%	1,938	10.71	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
183	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,255	12.34	-	Citi Trends, Party City, Planet Fitness	Burlington Stores
184	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

185	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,109	7.16	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
186	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,414	11.46	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
187	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	914	7.81	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	-
188	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	100.0%	2,293	18.46	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
189	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,233	13.41	Cub Foods (United Natural Foods Inc.)	-	-
190	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	97.0%	2,418	13.62	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
191	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	93.8%	1,819	22.07	Cub Foods (United Natural Foods Inc.)*	Goldfish Swim School	-
192	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.5%	2,312	11.22	-	Marshalls, Michaels	-
193	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	81,506	94.1%	1,017	19.50	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
194	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,946	16.40	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
195	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.8%	2,350	13.19	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
196	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,113	15.23	Festival Foods	Dollar Tree	-
197	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,660	12.96	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
198	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	100.0%	978	6.48	Price Chopper	Dollar Tree, Oak Street Health	-
199	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	78.6%	1,209	9.51	Price Chopper	-	-
200	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	98.3%	1,151	9.38	Price Chopper	-	-
201	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	468	6.85	Schnucks	-	-
202	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
203	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	95.0%	4,195	15.66	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
204	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.2%	2,033	8.58	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
205	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	500	17.98	Food Lion (Ahold Delhaize)	-	-
206	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	97.0%	2,536	14.52	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
207	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.9%	3,810	14.22	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
208	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,944	98.1%	5,770	14.41	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
209	University Commons	Greenville	NC	Greenville, NC	1996	233,153	95.5%	3,082	13.85	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, T.J.Maxx	Target
210	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	98.8%	1,821	9.63	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
211	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	1,086	4.35	Walmart Supercenter	Dollar Tree	-
212	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	83.9%	655	8.35	-	Big Lots, Harbor Freight Tools	Rural King
213	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,546	16.25	-	Person County Health & Human Services	-
214	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,155	12.05	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
215	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	127,926	99.3%	1,686	13.27	Walmart Supercenter*	Big Lots, Burkes Outlet	Tractor Supply Co.
216	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	83.1%	732	6.66	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
217	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	95.1%	1,981	14.90	-	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
218	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	88.4%	3,380	16.25	Lowes Foods	HomeGoods, T.J.Maxx	-
219	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	80.8%	2,659	12.69	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

220	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	67.5%	655	13.42	-	Golf Galaxy, Mattress Firm	-
221	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	97,602	94.5%	1,610	17.45	-	Bed Bath & Beyond, Boston Interiors	-
222	Capitol Shopping Center	Concord	NH	Concord, NH	2001	188,887	97.4%	2,149	12.37	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
223	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,513	20.87	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
224	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	54.5%	363	7.26	-	JOANN, The Zoo Health Club	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
225	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	97.7%	1,554	10.57	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
226	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	245,984	93.8%	1,999	8.67	Corrado's Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
227	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.7%	4,674	23.85	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
228	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	-	-
229	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,532	92.2%	3,166	15.02	LIDL	Big Lots, Five Below, LA Fitness, Ross Dress for Less	-
230	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	90.7%	2,094	14.34	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institue	-
231	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	86.9%	1,459	13.20	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	-
232	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.3%	7,034	21.97	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
233	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	97.3%	3,648	19.29	-	Petco, Walgreens	-
234	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.1%	1,215	29.26	ShopRite	-	-
235	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	96.3%	4,435	18.10	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
236	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	98.6%	2,871	18.25	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
237	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,257	13.20	ShopRite*	PetSmart, Planet Fitness	-
238	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	93.1%	3,249	19.48	ShopRite	Dollar Tree, Staples	-
239	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	95.0%	560	16.28	ShopRite	-	-
240	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,467	17.33	-	Dollar Tree, Jersey Strong	-
241	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	93.0%	3,206	15.94	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
242	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,889	32.21	ALDI	T.J.Maxx	-
243	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,462	21.67	Acme (Albertsons)	True Value	-
244	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	84.2%	1,546	22.37	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
245	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.4%	2,092	28.60	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
246	Stewart Plaza (3)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	97.4%	3,790	18.91	-	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	-
247	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,855	36.58	H-Mart	Christmas Tree Shops, T.J.Maxx, Ulta	-
248	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	93.2%	1,702	9.70	ALDI	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
249	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,632	22.60	Key Food Marketplace	T.J.Maxx	-
250	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	612	36.00	Trader Joe's	-	-
251	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,522	24.59	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
252	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
253	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,315	15.69	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
254	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,251	11.05	-	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
255	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,982	16.25	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
256	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,364	92.2%	5,511	24.55	A Matter of Health, TBA	Barnes & Noble, Marshalls, Petco	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

257	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,429	86.3%	1,299	38.19	-	Harmon Discount	-
258	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,289	26.00	-	Dollar Tree, HomeGoods	-
259	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,036	20.54	Fine Fare	CVS, T.J.Maxx	-
260	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
261	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,265	28.67	-	HomeGoods, Rite Aid	-
262	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	97.6%	3,211	21.26	ShopRite	Wren Kitchens	Firestone
263	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.1%	1,947	12.61	-	Olum's Furniture & Appliances, Staples, Walgreens	-
264	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,162	10.44	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
265	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	98.2%	1,498	16.53	-	HomeGoods, Michaels, Old Navy	-
266	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,156	16.36	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
267	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
268	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,877	33.04	H-Mart	-	-
269	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	97.7%	2,134	15.81	Giant Eagle	-	The Home Depot
270	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	94.5%	2,602	18.85	Kroger	Petco, Planet Fitness, Rainbow Shops	-
271	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,411	100.0%	1,519	9.18	Kroger	Pet Supplies Plus, Salvation Army	-
272	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	82.4%	3,461	16.58	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
273	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	98.3%	4,901	21.56	-	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
274	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.8%	1,227	37.67	Kroger	-	-
275	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.4%	1,394	10.30	Kroger	Dollar Tree, Planet Fitness	-
276	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	83.9%	1,204	11.76	Kroger	-	-
277	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.1%	4,401	14.05	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
278	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.8%	5,473	11.92	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
279	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,175	16.79	-	Ollie's Bargain Outlet, Sears Outlet	-
280	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	83.1%	2,127	34.70	Kroger	-	-
281	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	147,800	98.1%	1,472	10.66	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
282	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.8%	1,712	12.57	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
283	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,007	10.38	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
284	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	85.0%	2,280	19.11	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
285	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,438	10.57	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
286	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,123	11.82	Giant Eagle	Pep Boys, Walmart	-
287	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	98.2%	4,167	14.24	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
288	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	88.6%	2,006	8.92	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
289	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	421	13.07	-	-	-
290	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.0%	2,470	19.32	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
291	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,567	17.02	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
292	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,608	73.4%	3,564	20.62	Weis Markets	Marshalls, REI	-
293	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,288	97.8%	2,095	28.09	Giant Food (Ahold Delhaize)	-	-
294	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	539	19.11	-	-	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

295	Dickson City Crossings (3)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2022	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
296	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,667	15.58	-	Kohl's, Marshalls, Regal Cinemas	-
297	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,343	18.22	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
298	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	147,370	95.7%	1,143	8.28	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
299	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	999	19.70	Weis Markets*	-	-
300	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	223,004	89.9%	6,755	34.68	McCaffrey's	Ulta	-
301	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	2,926	27.51	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
302	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	94.9%	8,445	35.36	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
303	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	99.3%	1,242	7.08	Redner's Warehouse Market	Big Lots, Staples	-
304	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	92.3%	1,596	11.19	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
305	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	456	10.93	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
306	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,801	17.39	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
307	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	840	13.25	Giant Food (Ahold Delhaize)	Penn State Health	-
308	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,142	10.08	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	-
309	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	98.9%	2,491	34.51	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	-
310	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	96.6%	2,621	16.29	Kroger	K1 Speed	-
311	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,674	19.79	Lowes Foods	-	-
312	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	100.0%	928	14.21	-	-	-
313	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.0%	1,741	10.37	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
314	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	76.1%	2,289	9.38	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
315	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	95.3%	1,557	13.61	Publix	Petco, T.J.Maxx, Tuesday Morning	-
316	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,450	18.70	-	Ross Dress for Less, T.J.Maxx	Target
317	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	78.0%	3,992	14.43	Publix	Five Below, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
318	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	589	10.64	Food Lion (Ahold Delhaize)	-	-
319	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	100.0%	3,051	11.47	ALDI	At Home, Big Lots, Franklin Athletic Club	-
320	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,202	12.68	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
321	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	98.7%	1,971	9.11	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
322	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	974	8.16	-	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	-
323	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,829	16.43	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
324	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.0%	1,417	13.35	Kroger	Aaron's	-
325	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,161	13.37	Kroger	-	Walgreens
326	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.0%	2,120	12.94	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
327	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	90.1%	1,321	15.29	-	24 Hour Fitness	-
328	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	694	9.84	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
329	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	946	7.78	-	Tops Printing	-
330	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.7%	3,127	18.21	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 51

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

331	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.1%	1,415	28.05	Kroger	CVS	-
332	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,177	13.90	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
333	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	98.7%	602	9.21	-	Family Dollar	-
334	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	755	11.15	-	Canales, Family Dollar	-
335	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	474	10.74	-	Big Lots, O'Reilly Auto Parts	-
336	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,180	12.70	El Rio Grande Latin Market	Family Dollar	-
337	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2022	464,995	94.0%	6,360	14.83	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less	-
338	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.1%	1,056	9.49	Food Town	Burkes Outlet, Walgreens	-
339	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	87.7%	15,364	22.18	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
340	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,765	11.25	Tom Thumb (Albertsons)	Fan Boys, Goody Goody Wine & Spirits	-
341	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.5%	3,820	20.91	Tom Thumb (Albertsons)	DSW, Ulta	-
342	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,262	14.48	Truong Nguyen Grocer	-	-
343	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	96.7%	1,157	12.05	-	Painted Tree Marketplace, Planet Fitness	-
344	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.0%	780	11.10	Kroger	-	-
345	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,022	30.19	Kroger	-	-
346	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	94.4%	2,543	29.23	-	CVS, I W Marks Jewelers, My Salon Suites	-
347	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	96.3%	682	7.75	Food Town	-	-
348	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	959	13.29	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
349	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,402	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
350	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	94.7%	2,201	11.17	El Rancho	Big Lots, Conn's	-
351	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	88.4%	1,244	22.45	-	24 Hour Fitness	-
352	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	111,206	83.7%	986	10.60	La Michoacana Supermarket	Aaron's, Fitness Connection	-
353	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.9%	1,572	9.36	-	Big Lots, Hobby Lobby, Octapharma	-
354	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	95.5%	894	9.44	Foodarama	Burke's Outlet, Kids Empire	-
355	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.9%	3,473	14.54	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
356	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
357	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	93.3%	2,945	14.33	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	-
358	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,427	14.06	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
359	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	84.2%	1,631	11.02	-	24 Hour Fitness, Floor & Décor	-
360	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	98.5%	3,337	23.15	H-E-B	-	-
361	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,294	16.00	ALDI	Dollar Tree, Party City, Salon In The Park	-
362	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.2%	2,399	10.05	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
363	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.2%	2,037	15.59	Kroger	LA Fitness	-
364	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	85.4%	1,763	11.42	Kroger	Burkes Outlet	-
365	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.9%	1,324	8.92	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
366	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	92.5%	2,818	22.37	Central Market (H-E-B)	-	-
367	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	256,343	79.4%	5,052	24.81	-	Gap Factory Store, HomeGoods, Petco, Rollie Pollies Gymnastics Center	-
368	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	93.3%	1,336	11.78	El Rancho	Family Dollar	-
369	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	92.3%	2,133	10.39	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 52

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

370	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.3%	1,926	21.41	-	-	-
371	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	833	8.44	-	Ollie's Bargain Outlet, Tractor Supply Co.	-
372	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	99.2%	2,152	15.32	-	Gold's Gym, Hobby Lobby	Kohl's
373	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.6%	1,457	17.45	-	2nd & Charles, Chuck E. Cheese's	-
374	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	93.0%	1,130	14.48	Kroger	Hamrick's	-
375	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,435	8.89	-	Dollar Tree, Kohl's, PetSmart	-
376	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	91.4%	2,957	21.77	Trader Joe's	JOANN, PetSmart, Ulta	-
377	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,938	9.65	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
378	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	-	-	Walgreens
379	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	87.3%	3,153	16.47	Sendik's Food Market	Bed Bath & Beyond, Marshalls	-
380	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	89.0%	841	9.61	Pick 'n Save (Kroger)	-	-
381	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	91.8%	1,405	7.52	-	Hobby Lobby, Kohl's	-
382	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts	-

	TOTAL PORTFOLIO					67,452,927	92.0%	$900,623	$15.42

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended December 31, 2021	Page 53